                      SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


      Date of Report (Date of earliest event reported) October 30, 1998
                                                       ----------------

                      Paine Webber Growth Properties LP
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

     Delaware                       0-10995                      04-2772109
--------------------------------------------------------------------------------
(State or other jurisdiction)      (Commission                (IRS Employer
     of incorporation              File Number)             Identification No.)



265 Franklin Street, Boston, Massachusetts                            02110
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (617) 439-8118
                                                   --------------


            (Former name or address, if changed since last report)

                                   FORM 8-K
                                CURRENT REPORT

                      PAINE WEBBER GROWTH PROPERTIES LP

ITEM 2 - Disposition of Assets

      The Tantra Lake Apartments,  Boulder,  Colorado and the
      Grouse Run I and II Apartments, Stockton, California

   Disposition Dates - October 30, 1998 and November 2, 1998

      On October 30, 1998 and November 2, 1998, respectively, Rocky Mountain Partners and Grouse Run Associates, two joint ventures in which the Partnership has an interest, sold the properties known as the Tantra Lake Apartments and the Grouse Run I and II Apartments to affiliates of the co-venture partner. In both cases, the Partnership had executed purchase and sale agreements with unrelated third parties which were then presented to the co-venture partner under the right of first refusal provisions of the joint venture agreements. Under the terms of the joint venture agreements, the partner then had 60 days to decide whether to agree to buy the property at the price and on the terms offered by the prospective purchaser, or to waive its first refusal right and agree to a sale to the prospective buyer. In both cases, the co-venture partner opted to purchase the properties. Tantra Lake, located in Boulder, Colorado, was sold for $23.2 million, and Grouse Run, located in Stockton, California, was sold for $5.8 million. The Partnership received net proceeds of approximately $12,361,000 from the sale of Tantra Lake after deducting closing costs and proration adjustments of approximately $724,000, the repayment of the existing first mortgage note of $8,850,000 and a prepayment penalty of approximately $88,000, a reserve for final property expenses and joint venture costs of $323,000, and a payment of approximately $854,000 to the Partnership's co-venture partner for its share of the sale proceeds in accordance with the joint venture agreement. The Partnership received net proceeds of approximately $2,494,000 from the sale of Grouse Run after deducting closing costs and proration adjustments of approximately $266,000 and the repayment of the existing first mortgage note of approximately $3,040,000. The Partnership was entitled to 100% of the net proceeds in accordance with the terms of the Grouse Run joint venture agreement. The Partnership will distribute the net proceeds from the sale of the Tantra Lake property in the form of a special distribution of $437 per original $1,000 investment to be paid on November 13, 1998 with the regular quarterly distribution for the quarter ended September 30, 1998. Of this special distribution amount, $423.40 per original $1,000 investment represents the Tantra Lake sale proceeds and $13.60 per original $1,000 investment represents Partnership reserves which exceed expected future requirements. The Partnership will distribute the net proceeds from the sale of Grouse Run after receiving final documentation from the Department of Housing and Urban Development (HUD) for the sale and related repayment of the HUD first mortgage loan which had been secured by Grouse Run.

      In addition to the sales of Tantra Lake and Grouse Run, the Partnership's final operating investment property, the Chisholm Place Apartments located in Plano, Texas, is under contract for sale to the co-venture partner as a result of the exercise of a right of first refusal option and is expected to be sold by the end of the third quarter of fiscal 1999. There can be no assurances, however, that this transaction will be completed. During the fourth quarter of fiscal 1998, the Partnership and its co-venture partner had requested broker proposals from two real estate firms with offices in Texas to market the Chisholm Place apartments for sale. After reviewing their respective proposals and conducting interviews, the Partnership and its co-venture partner selected a local brokerage firm with extensive experience in marketing apartment properties. Sales materials were finalized and extensive marketing efforts began in late May 1998. As a result of this marketing process, the Partnership had executed a purchase and sale agreement with an unrelated third party which was then presented to the co-venture partner under the right of first refusal provision of the joint venture agreement. It is currently contemplated that the sale of the remaining asset and a liquidation of the Partnership could be accomplished prior to the end of calendar year 1998. There are no assurances, however, that the sale of the remaining asset and the liquidation of the Partnership will be completed within this time frame.

                                   FORM 8-K
                                CURRENT REPORT

                      PAINE WEBBER GROWTH PROPERTIES LP



ITEM 7 - Financial Statements and Exhibits

   (a)   Financial Statements:  None

   (b)   Exhibits:

   (1)Purchase and Sale Agreement by and between Rocky Mountain Partners and Tantra Lake Partners LP, dated October 16, 1998.

   (2)Warranty Deed between Rocky Mountain Partners and Tantra Lake Partners, LP dated October 30, 1998.

   (3)Bill of Sale and General Assignment and Assumption Agreement by and from Rocky Mountain Partners to and for the benefit of Tantra Lake Partners, LP, dated October 30, 1998.

   (4)Assignment and Assumption of Leases and Security Deposits between Rocky Mountain Partners to and for the benefit of Tantra Lake Partners LP, dated October 30, 1998.

   (5)Final Closing Statement between Rocky Mountain Partners and Tantra Lake Partners, LP, dated October 30, 1998.

   (6)Purchase and Sale Agreement by and between Grouse Run Associates I and Grouse Run Associates II and Grouse Run Partners, LP, dated October 16, 1998.

   (7)Grant Deed by Grouse Run Associates I and Grouse Run Associates II to Grouse Run Partners, LP, dated November 2, 1998.

   (8)Bill of Sale and General Assignment and Assumption Agreement by Grouse Run Associates I and Grouse Run Associates II to and for the benefit of Grouse Run Partners, LP, dated November 2, 1998.

   (9)Assignment and Assumption of Leases and Security Deposits between Grouse Run Partners I and Grouse Run Partners II to and for the benefit of Grouse Run Partners, LP, dated November 2, 1998.

   (10) Seller's Final Closing Statement between Grouse Run Associates I and Grouse Run Associates II and Grouse Run Partners, LP, dated November 2, 1998.

                                   FORM 8-K
                                CURRENT REPORT

                      PAINE WEBBER GROWTH PROPERTIES LP




                                    SIGNATURE



      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                      PAINE WEBBER GROWTH PROPERTIES LP
                      ---------------------------------
                                 (Registrant)


                              By:  First PW Growth Properties, Inc.
                                   --------------------------------

                            By: /s/ Walter V. Arnold
                                --------------------
                                Walter V. Arnold
                                Senior Vice President and
                                Chief Financial Officer







Date:  November 12, 1998

                           PURCHASE AND SALE AGREEMENT

                                BY AND BETWEEN
                      ROCKY MOUNTAIN  PARTNERS ("SELLER")

                                       AND
                      TANTRA LAKE PARTNERS, L.P. ("BUYER")



                          THE TANTRA LAKE APARTMENTS
                            1000 WEST MOORHEAD CIRCLE
                                BOULDER, COLORADO

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

ARTICLE 1.....................................................................1
      DEFINITIONS.............................................................1

ARTICLE 2.....................................................................4
      PURCHASE AND SALE.......................................................4

ARTICLE 3.....................................................................4
      PURCHASE PRICE; DEPOSIT; ADJUSTMENTS....................................4

ARTICLE 4.....................................................................7
      PRECLOSING OPERATION....................................................7

ARTICLE 5.....................................................................8
      INTENTIONALLY OMITTED...................................................8

ARTICLE 6.....................................................................8
      TITLE AND SURVEY........................................................8

ARTICLE 7.....................................................................9
      CONDITIONS PRECEDENT AND CLOSING........................................9

ARTICLE 8....................................................................13
      CASUALTY AND CONDEMNATION..............................................13

ARTICLE 9....................................................................14
      INTENTIONALLY OMITTED..................................................14

ARTICLE 10...................................................................14
      DEFAULT, TERMINATION AND REMEDIES......................................14

ARTICLE 11...................................................................15
      REPRESENTATIONS AND WARRANTIES.........................................15

ARTICLE 12...................................................................19
      MISCELLANEOUS..........................................................19

ARTICLE 13...................................................................23
      IRS FORM 1099-S DESIGNATION............................................23

LIST OF EXHIBITS

EXHIBIT A - THE LAND
EXHIBIT B - EARNEST MONEY ESCROW INSTRUCTIONS
EXHIBIT C - FORM OF ESCROW CLOSING INSTRUCTIONS
EXHIBIT D - DOCUMENTS

                           PURCHASE AND SALE AGREEMENT

                             Tantra Lake Apartments


      THIS PURCHASE AND SALE AGREEMENT (this "Agreement") is entered into as of the 16th day of October, 1998 by and between Seller and Buyer, upon the following terms and conditions:

      WHEREAS, Seller desires to sell and Buyer desires to purchase, the Property (hereinafter defined) on the terms and conditions hereinafter set forth;

      NOW THEREFORE, in consideration of the mutual undertakings, covenants and agreements contained herein, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

      References in this Agreement to the following terms shall have the following meanings:


Buyer:                  Tantra Lake Partners, L.P., a Delaware limited
------                  partnership

Closing Date:           See Section 7.3
------------

Deposit:                See Section 3.1
-------

Documents:              Those materials listed on Exhibit D attached hereto.
---------

Environmental
Requirements:           All laws, ordinances, statutes, codes, rules,
------------            regulations, agreements, judgments, orders and decrees
                        now or hereafter enacted, promulgated, or amended, of the United States, the states, the counties, the cities or any other political subdivisions in which the Real Property is located and any other political subdivision, agency or instrumentality exercising jurisdiction over the owner of the Real Property, the Real Property or the use of the Real Property relating to pollution, the protection or regulation of human health, natural resources or the environment, or the emission, discharge, release or threatened release of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or waste or Hazardous
                        Materials into the environment (including, without limitation, ambient air, surface water, ground water or land or soil).

Escrowed Amount:        See Section 3.1
---------------

Hazardous Substances:   Any substance which is or contains:  (i) any
--------------------    "hazardous substance" as now or hereafter defined in
                        Section 101(14) of the Comprehensive Environmental
                        Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601 et seq.) or any regulations promulgated under CERCLA; (ii) any "hazardous waste" as now or hereafter defined in the Resource Conservation and Recovery Act (42 U.S.C.
                        Section 6901 et seq.) or regulations promulgated under RCRA; (iii) any substance regulated by the Toxic
                        Substances Control Act (15 U.S.C. Section 2601 et. seq.); (iv) gasoline, diesel fuel or other petroleum hydrocarbons; (v) asbestos and asbestos containing materials, in any form, whether friable or nonfriable; (vi) polychlorinated biphenyls;
                        (vii) radon gas; and (viii) any additional substances or materials which are now or hereafter classified or considered to be hazardous or toxic under Environmental Requirements or the common law, or any other applicable law related to the Property.
                        Hazardous Materials shall include, without limitation, any substance, the presence of which on the Real
                        Property: (A) requires reporting, investigation or remediation under Environmental Requirements;
                        (B) causes or threatens to cause a nuisance on the Real
                        Property or adjacent property or poses or threatens to pose a hazard to the health or safety of persons on the Real Property or adjacent property; or (C) if emanated or migrated from the Real Property, could constitute a trespass.

Improvements:           All buildings, structures and other improvements
-----------             situated upon the Land and all fixtures, systems and
                        facilities owned by Seller and located on the Land.

Intangible Property:    All of Seller's right, title and interest, if
-------------------     any, in all intangible assets of any nature relating
                        to the Land, the Improvements or the Personal
                        Property, including, without limitation, all of Seller's right, title and interest in all
                        (i) warranties and guaranties relating to the Improvements or Personal Property in the possession of Seller, (ii) all licenses, permits and approvals relating to the Real Property, (iii) all logos and trade names currently used by Seller exclusively in the operation of the Land and Improvements, including the use of the name "Tantra Lake Apartments," and
                        (iv) all plans and specifications, in each case to the extent that Seller may legally transfer the same.

Land:                   All of the land described on Exhibit A attached
----                    hereto, together with all privileges, rights,
                        easements, water rights, tap rights and appurtenances belonging to such land and all right, title and interest (if any) of Seller in and to any streets, alleys, passages, and other rights-of-way or appurtenances included in, adjacent to or used in connection with such land and all right, title and interest (if any) of Seller in all mineral and development rights appurtenant to such land.

Leases:                 All leases and other occupancy agreements covering any
------                  portion of the Land or Improvements.

Personal Property:      All furniture, carpeting, appliances, equipment,
-----------------       machinery, inventories, supplies, signs and other
                        tangible personal property of every kind and nature, if any, owned by Seller and installed, located at and used in connection with the ownership, occupation and operation of the Real Property. Personal Property specifically excludes: (i) any items of personal property owned by tenants at or on the Real Property, and (ii) any items of personal property owned by third parties and leased to Seller.

Property:               The Real Property, the Personal Property, the Leases,
--------                the Tenant Deposits, the Intangible Property and the
                        Property Contracts known as Tantra Lake Apartments, located at 1000 West Moorhead Circle, Boulder,
                        Colorado.

Property                Contracts:  All  of  Seller's  rights,  if  any,  in all
--------                service,   supply  and  equipment  rental,   management,
                        operating and leasing contracts affecting the Property, to the extent that (i) Seller is entitled to transfer the same to Buyer, and (ii) Buyer does not elect to have Seller terminate them in accordance with Section 4.3 below.

Purchase Price:         $23,200,000
---------------

PW:                     PaineWebber Growth Properties LP, a Delaware limited
---                     partnership

Real Property:          The Land and the Improvements.
-------------

Seller:                 Rocky Mountain Partners, a Colorado General
------                  Partnership

Tenant Deposits:        Seller's rights to unapplied security deposits under
---------------         the Leases.

Title Company:          Fidelity National Title Insurance Company
-------------

                                    ARTICLE 2

                                PURCHASE AND SALE

      2.1 Seller hereby agrees to sell and convey the Property to Buyer and Buyer hereby agrees to buy the Property from Seller for the Purchase Price and otherwise subject to the covenants, provisions, terms and conditions contained herein.


                                    ARTICLE 3

                      PURCHASE PRICE; DEPOSIT; ADJUSTMENTS

      3.1 Deposit. Contemporaneously with the delivery of this Agreement (and as a condition precedent to the effectiveness of this Agreement), Buyer shall deposit immediately available funds with the Title Company (hereinafter the "Escrow Agent") the sum of Three Hundred Fifty Thousand and No/100 Dollars ($350,000) (the "Deposit") to secure Buyer's obligations under this Agreement. The Escrow Agent shall hold such Deposit in a segregated interest bearing money market account with an FDIC insured bank reasonably acceptable to Buyer and Seller. The Deposit and all interest accrued on the Deposit (collectively, the "Escrowed Amount") shall be maintained by the Escrow Agent in such account or accounts until the Escrow Agent is required to cause the Escrowed Amount to be disbursed pursuant to the terms and conditions of this Agreement and the Earnest Money Escrow Instructions attached hereto as Exhibit B. The Escrowed Amount shall be applied to the Purchase Price if the Closing occurs, as provided in
Section 3.2 below.

      3.2 Purchase Price. The Purchase Price, subject to adjustment as provided herein, shall be as specified in Article 1 above and shall be paid on the Closing Date (as hereinafter defined) in United States dollars by wire transfer of federal funds, less the Escrowed Amount (the "Cash Balance").

      3.3 Tax Proration. All due and payable real estate taxes, all general and special assessments on the Land and ad valorem taxes, if any, on the Personal Property (based on the most recent ascertainable taxes) attributable to the Property through the Closing Date shall be prorated and adjusted as of the Closing Date. In no event shall Seller be charged with or be responsible for any increase in the taxes on the Property resulting from the sale of the Property contemplated herein or from any improvements made or leases entered into on or after the Closing Date. If the tax statements for the fiscal year during which the Closing Date occurs are not finally determined, then the tax figures for the immediately prior fiscal year shall be used for the purposes of prorating taxes on the Closing Date, provided that there shall be no further adjustment to be made after the Closing Date. Any tax refunds or proceeds (including interest thereon) on account of a favorable determination resulting from a challenge, protest, appeal or similar proceeding relating to taxes and assessments relating to the Property (i) for all tax periods occurring prior to the applicable tax period in which the Closing occurs shall be retained by and paid exclusively to Seller and (ii) for the applicable tax period in which the Closing occurs shall be prorated as of the Closing Date after reimbursement to Seller and Buyer, as applicable, for all fees, costs and expenses (including reasonable attorneys' and consultants' fees) incurred by Seller or Buyer, as applicable, in connection with such proceedings such that Seller shall retain and be paid that portion of such tax refunds or proceeds as is applicable to the portion of the applicable tax period prior to the Closing Date and Buyer shall retain and be paid that portion of such tax refunds or proceeds as is applicable to the portion of the applicable tax period from and after the Closing Date. Neither Seller nor Buyer shall settle any tax protests or proceedings in which taxes for the tax period for which the other party is responsible are being adjudicated without the consent of such party, which consent shall not be unreasonably withheld, conditioned or delayed. After the Closing, Buyer shall be responsible for and control any tax protests or proceedings for any period for which taxes are adjusted between the parties under this Agreement and for any later period. Buyer and Seller shall cooperate in pursuit of any such proceedings and in responding to reasonable requests of the other for information concerning the status of and otherwise relating to such proceedings; provided, however, that neither party shall be obligated to incur any out-of-pocket fees, costs or expenses in responding to the requests of the other.

      3.4 Contract Proration. To the extent Property Contracts are not terminated pursuant to Section 4.3, prepaid or past due amounts under any Property Contracts which are assigned to Buyer at Closing shall be prorated and adjusted as of the Closing Date.

      3.5 Utility Proration. To the extent reasonably feasible, the Seller shall cause all meters for electricity, gas, water, sewer or other public utility usage at the Property to be read as of the day immediately preceding the Closing Date, and the Seller shall pay all charges for such utilities which have accrued on or prior to the Closing Date; provided, however, that if and to the extent such charges are paid directly by tenants, no such reading or payment shall be required. If the utility companies are unable or refuse to read meters for which payment by the Seller is required, all charges for such utilities to the extent unpaid shall be prorated and adjusted as of the Closing Date based on the most recent bills therefor and no further adjustment shall be made. The Seller shall provide notice to the Buyer within five (5) days of the Closing Date setting forth (i) whether utility meters will be read as of the Closing Date and (ii) a copy of the most recent bill for any utility charges which are to be prorated and adjusted as of the Closing Date.

      3.6 Income and Expense Proration. Collected rents for the then current and any future period, security deposits which have not been previously applied by Seller, prepaid rentals and all expenses and other charges in connection with the operation of the Property shall be apportioned and full value shall be adjusted as of the Closing Date, and the net amount thereof, if in favor of Seller, shall be added to the Purchase Price, or if in favor of Buyer, shall be deducted from the Purchase Price. From and after Closing all security deposits credited to Buyer shall thereafter be deemed transferred to Buyer and Buyer shall assume and be solely responsible for the payments of security deposits to tenants in accordance with the Leases and applicable law. Seller shall be entitled to retain or if transferred to Buyer receive a credit for any utility deposits and any deposits for third parties under any of the Property Contracts. In addition to the foregoing, at Closing the Purchase Price shall be increased by the amount of uncollected or past due rent; provided, however, that no adjustment shall be made for any rent which is more than two (2) months past due. Seller shall be entitled to attempt to collect all rents and other charges which are more than two (2) months past due but shall not be entitled to pursue eviction proceedings in connection with such collection efforts. Notwithstanding the foregoing, on the Closing Date there shall be an additional credit towards the Purchase Price in favor of Buyer equal to three thousand dollars ($3,000) for every one percent (1%) decrease in the percentage of leased units at the Property below ninety-two percent (92%) (the "Lease Credit"), which Lease Credit may be apportioned for partial percentage decreases below ninety-two percent (92%), rounded to the nearest tenth of one percentage point. For purposes of determining the amount of the Lease Credit to be given to Buyer at Closing, if any, Buyer and Seller agree to rely upon the percentage of leased units set forth in the updated Rent Roll to be provided by Seller to Buyer at Closing pursuant to Section 7.4.

      3.7 Prorations Generally. A statement of prorations and other adjustments shall be prepared by Seller in conformity with the provisions of this Article 3 and submitted to Buyer for review and approval not less than five (5) business days prior to the Closing Date. For purposes of making prorations, Seller shall be deemed to be in title to the Property and entitled to the income from and responsible for the expenses thereof, on the Closing Date.

      3.8   Closing Costs.

            (a) Seller shall pay: (i) its legal fees and expenses related to the negotiation and preparation of this Agreement and all documents required to close the transaction contemplated hereby, (ii) 50% of the escrow fees of the Escrow Agent; and (iii) all costs associated with title examination and preparation of a title commitment as well as all charges and premiums for an ALTA 1992 form of owner's title policy issued by the Title Company, excluding fees associated with endorsements to such policy.

            (b) Buyer shall pay: (i) 50% of the escrow fees of the Escrow Agent,
      (ii) charges to record the deed, and evidence of Buyer's existence or authority, (iii) Buyer's legal fees and expenses related to the negotiation of this Agreement and all documents required to close the transaction contemplated hereby, (iv) all costs related to the Buyer's inspection and due diligence, including, without limitation, the cost of appraisals, architectural, engineering, credit and environmental reports,
      (v) all charges for  endorsements to the owner's title  insurance  policy,
      (vi) all costs allocable to preparation of the Survey, and (vii) all state, county or other taxes associated with the transfer of the property.

            (c) All other closing costs shall be paid by Seller or Buyer in accordance with the custom in the jurisdiction where the Property is located.


                                    ARTICLE 4

                              PRECLOSING OPERATION

      4.1 Leases. During the pendency of this Agreement, Seller may enter into Leases with new tenants or modifications of Leases with existing tenants substantially in accordance with Seller's existing leasing practices, provided that in all events any new or modified Leases shall (i) be at or near market rent, (ii) be for a term of not more than one (1) year (with respect to residential Leases only), and (iii) on the Seller's current standard form of lease. From the date hereof through the Closing, Seller shall not apply security deposits to delinquent rents under the Leases other than in the ordinary course of business.

      4.2 Conduct of Business. At all times from and after the date hereof, Seller shall continue (a) to conduct business with respect to the Property in the same manner in which said business has been heretofore conducted, (b) to insure the Property substantially as currently insured, and (c) maintain the Property in its current condition, reasonable wear and tear and damage by casualty excepted, including ordinary preparation for occupancy of residential units vacated prior to Closing.

      4.3 Property Contracts. Buyer shall provide written notice to Seller of the Property Contracts that Buyer desires to have terminated by Seller not less than ten (10) days prior to the Closing Date, and Seller will terminate the Property Contracts so identified at or before Closing, provided that such Property Contracts may be terminated without cost or liability to Seller and if there is cost or liability to Seller, Buyer shall be responsible for any such liability. At Closing, Seller shall assign and Buyer shall assume the Property Contracts, except those Property Contracts which Seller has agreed to terminate.

                                    ARTICLE 5

                              INTENTIONALLY OMITTED


                                    ARTICLE 6

                                TITLE AND SURVEY

      6.1 Subsequently Arising Exceptions. In the event that any encumbrance, lien or other title matter to which Buyer objects, other than (i) those matters listed in Section 6.2 below and (ii) any matters created voluntarily or involuntarily created or assumed by Buyer and not voluntarily created or assumed by PW, first arises following the date hereof, Buyer shall have the right to object to any such encumbrance, lien or other title matter by providing written notice thereof to PW at or prior to the Closing or by providing oral or written notice thereof if such encumbrance, lien or other title matter is discovered in connection with the final title rundown at the Closing (any and all such encumbrances, liens and other title matters specified in such notice are hereinafter collectively referred to as "Subsequently Arising Exceptions"). If Buyer fails to give such notice to PW at or prior to the Closing, all encumbrances, liens or other title matters existing with respect to the Property which are in existence as of such date shall thereafter be conclusively deemed satisfactory to Buyer in all respects and Buyer shall be conclusively deemed to have waived all objections thereto. If Buyer gives timely notice to PW of any Subsequently Arising Exception, PW agrees to use reasonable efforts to cure the same (provided, however, that PW shall not be obligated to incur any costs or expenses in excess of ($10,000) (the "Cure Amount") in connection with any such cure undertaken by PW. Seller shall, however, be obligated on or before Closing to pay or discharge any and all liens or encumbrances that constitute a lien on the Property for the purpose of securing a monetary obligation of Seller that PW consented to.

      6.2 Deed. On the Closing Date, Seller shall convey title to the Property by good and sufficient special warranty deed (the "Deed") to Buyer fee simple title to all of the Real Property and a special warranty deed conveying any water rights relating thereto free and clear of all liens, encumbrances, conditions, easements, assessments, restrictions and other conditions, except for the following:

            (a)   All Leases;

            (b) All zoning, building and other laws applicable to the Property;

            (c) All matters which arise after the date hereof which are agreed upon or consented to by Buyer;

            (d) The lien, if any, for real estate taxes for the current year not due and payable prior to the Closing Date (subject to proration in accordance with Section 3.3 herein);

            (e) All matters of public record as of the effective date and shown on the title commitment listed on Exhibit D (the "Title Commitment");

            (f) Those exceptions or title deficiencies which (i) Buyer does not object to pursuant to Section 6.1 or (ii) are waived by Buyer because Seller is unwilling or unable to cure (the "Permitted Exceptions").;

            (g) Any matters shown on the Survey or any survey or updated survey prepared by or for the benefit of Buyer; and

            (h) All matters, whether or not of record, to the extent caused by Buyer or its agents, representatives or contractors.

      6.3 Lease Assignment. At the Closing, Seller shall assign the Leases to Buyer and Buyer shall assume Seller's obligations thereunder and Seller shall convey the Personal Property to Buyer by quitclaim bill of sale.

                                    ARTICLE 7

                        CONDITIONS PRECEDENT AND CLOSING

      7.1 Buyer's Conditions Precedent. In addition to any other conditions precedent in favor of Buyer as may be set forth elsewhere in this Agreement, Buyer's obligations under this Agreement are expressly subject to the timely fulfillment of the conditions set forth in this Section 7.1 on or before the Closing Date, or such earlier date as is set forth below. Each condition may be waived in whole or in part only by written notice of such waiver from Buyer to Seller.

            (a) Seller performing and complying in all material respects with all of the terms of this Agreement to be performed and complied with by Seller prior to or at the Closing.

            (b) On the Closing Date, all of the representations of Seller set forth in this Agreement shall continue to be true, accurate and complete.

            (c) Buyer shall have received evidence that RREEF America, L.L.C. has released any claims it may have against Buyer or Seller arising out of that certain Purchase and Sale Agreement by and between Rocky Mountain Partners and The RREEF America, L.L.C. with respect to the Property.

      Notwithstanding the foregoing, if the conditions set forth in this Section
7.1 or any other condition of Closing (other than an obligation of Buyer under Section 7.2 below) shall not have been fulfilled on or before the Closing Date, Seller and Buyer may mutually agree to extend the Closing Date for a period of up to thirty (30) days to provide additional time for the fulfillment of such conditions. Upon any such extension, the term "Closing Date" as used herein shall mean the date set forth in such written notice from Seller.

      7.2 Seller's Conditions Precedent. In addition to any other conditions precedent in favor of Seller as may be set forth elsewhere in this Agreement, Seller's obligations under this Agreement are expressly subject to the timely fulfillment of the conditions set forth in this Section 7.2 on or before the Closing Date, or such earlier date as is set forth below. Each condition may be waived in whole or part only by written notice of such waiver from Seller to Buyer.

            (a) Buyer performing and complying in all material respects with all of the terms of this Agreement to be performed and complied with by Buyer prior to or at the Closing, including, without limitation, payment by the Buyer of the Purchase Price (as adjusted as otherwise provided herein); and

            (b) On the Closing Date, all of the representations of Buyer set forth in this Agreement shall continue to be true, accurate and complete.

      7.3 Closing Date. Subject to Seller's right to extend the Closing Date as provided in Section 7.1, the consummation of the purchase and sale contemplated in this Agreement (the "Closing") shall occur through an escrow closing arrangement as described in Schedule F attached hereto on November 6, 1998 (the "Closing Date"), at the office of the Escrow Agent or through the escrow closing arrangements set forth in the Form of Escrow Closing Instructions attached hereto as Exhibit F. Buyer may accelerate the Closing Date by providing Seller with three business days prior notice.

      7.4 Closing Deliveries. On the Closing Date, Seller shall deliver or cause to be delivered, in each case in a form reasonably acceptable to Buyer and
Seller:

            (a) A duly executed and acknowledged Deed or Deeds conveying the Land and the Improvements to Buyer;

            (b) A duly executed quitclaim bill of sale and general assignment conveying the Personal Property and the Intangible Property to Buyer;

            (c) A duly executed assignment and assumption of the Leases and Tenant Deposits (the "Assignment of Leases");

            (d) A duly executed assignment and assumption of Property Contracts being assumed (the "Assignment of Contracts");

            (e) A certificate or certificates of non-foreign status from Seller;

            (f) Customary affidavits sufficient for the Escrow Agent to delete any exceptions for mechanic's or materialmen's liens and parties in possession from Buyer's title policy and such other affidavits relating to such title policy as the Escrow Agent may reasonably request;

            (g) An updated rent roll (including a list of all delinquent and prepaid rents) certified by the Seller as true and correct as of the Closing Date;

            (h) Such other instruments as Buyer or the Escrow Agent may reasonably request to effectuate the transactions contemplated by this Agreement;

            (i) A duly executed counterpart original of the closing statement setting forth the Purchase Price, the closing adjustments and the application of the Escrowed Amount as adjusted;

            (j) Evidence or documents as may reasonably be required by the Escrow Agent evidencing the status and capacity of Seller to sell the Property and the authority of the person or persons executing the various documents on behalf of Seller in connection with the sale of the Property;

            (k) Originals, or where unavailable, copies of all Property Contracts, Leases (with all amendments and modifications thereto), operating information, permits, warranties and financial information about the Property in Seller's possession or control relating to the Property;

            (l) All keys to all locks on the Property and similar items, to the extent in Seller's possession; and

            (m)  A   certificate   executed  by  Seller   certifying   that  the
      representations and warranties of Seller contained in Section 11.2 herein are true and correct as of the Date of Closing.

      7.5 Buyer's Deliveries. On the Closing Date, Buyer shall deliver or cause to be delivered at its expense each of the following to Seller:

            (a) The Purchase Price for the Property, as such Purchase Price may have been adjusted pursuant to the provisions of this Agreement and credited for any portion of the Escrowed Amount paid to Seller, in the manner provided for in Article 3;

            (b) Evidence in form and substance reasonably satisfactory to Escrow Agent and Seller of Buyer's authority to purchase the Property;

            (c)   The Assignment of Leases;

            (d)   The Assignment of Contracts;

            (e) Such other instruments as Seller or Escrow Agent may reasonably request to effectuate the transactions contemplated by this Agreement;

            (f) A duly executed counterpart original of the closing statement setting forth the Purchase Price, the closing adjustments and the application of such amounts;

            (g) Such evidence or documents as may reasonably be required by the Escrow Agent evidencing the status and capacity of Buyer and the authority of the person or persons who are executing the various documents on behalf of Buyer in connection with the purchase of the Property;

            (h) Acknowledgment by Buyer of Buyer's receipt (or constructive receipt) from Seller of the Tenant Deposits;

            (i) Executed  counterparts of any other documents  listed in Section
      7.4 required to be signed by Buyer; and

            (j)  A   certificate   executed   by  Buyer   certifying   that  the
      representations and warranties of Buyer contained in Section 11.1 herein are true and correct as of the Date of Closing.

      7.6 Possession. Possession of the Property shall be delivered to Buyer by Seller at the Closing, subject only to those items listed in Section 6.2 of this Agreement and rights arising under any Property Contracts not terminated by Seller pursuant to Section 4.3. Seller and Buyer covenant and agree to execute, at Closing, a written notice of the acquisition of the Property by Buyer, for duplication and transmittal to all tenants affected by the sale and purchase of the Property (or otherwise in such manner as will comply with applicable law respecting notification of tenants). Such notice shall be prepared by Buyer and approved by Seller, shall notify the tenants of the sale and transfer and shall contain appropriate instructions relating to the payment of future rentals, the giving of future notices, and other matters reasonably required by Buyer or required by law. Unless a different procedure is required by applicable law, in which event such laws shall be controlling, Buyer agrees to transmit or otherwise deliver such letters to the tenants promptly after the Closing.

                                    ARTICLE 8

                            CASUALTY AND CONDEMNATION

      8.1 Casualty. If the Improvements are damaged by fire or any other casualty and are not substantially restored to the condition immediately prior to such casualty before the Closing Date, Buyer shall have the following elections:

            (a) to purchase the Property in its then condition and pay the Purchase Price subject to adjustment as set forth below, in which event Seller shall pay over or assign to Buyer as the case may be, on the Closing Date, amounts recovered or recoverable by Seller on account of any insurance as a result of such casualty up to the amount of the Purchase Price, less any amounts reasonably expended by Seller for partial restoration and Seller shall give Buyer a credit towards the Cash Balance due at Closing in an amount equal to any deductible or uninsured amounts applicable to such casualty; or

            (b) if any portion of the Improvements suffers damage in excess of $1,000,000 from fire or any other casualty, to terminate this Agreement by giving notice of termination to Seller on or before that date which is thirty (30) days after the occurrence of the fire or other casualty or on the Closing Date, whichever occurs first, in which event the Escrow Agent shall return the Escrowed Amount to Buyer, this Agreement shall terminate and neither Seller nor Buyer shall have any recourse against the other (except to the extent such recourse arises in connection with a provision of this Agreement which is intended to survive termination).

      8.2 Condemnation. If any substantial portion of or interest in the Property (which, for purposes of this Section 8.2, shall be deemed to include all or any portion of the means of access to the Property, any parking spaces at the Property or any units at the Property) shall be taken or is in the process of being taken by exercise of the power of eminent domain or if any governmental authority notifies Seller prior to the Closing Date of its intent to take or acquire any portion of or interest in the Property (each an "Eminent Domain Taking"), Seller shall give notice promptly to Buyer of such event and Buyer shall have the option to terminate this Agreement by providing notice to Seller to such effect on or before the date which is ten (10) days from Seller's notice to Buyer of such Eminent Domain Taking or on the Closing Date, whichever occurs first, in which event the Escrow Agent shall return the Escrowed Amount to Buyer, this Agreement shall terminate, and neither Seller nor Buyer shall have any recourse against the other (except to the extent such recourse arises in connection with a provision of this Agreement which is intended to survive termination). If Buyer does not timely notify Seller of its election to terminate this Agreement, Buyer shall purchase the Property and pay the Purchase Price, and Seller shall pay over or assign to Buyer on delivery of the Deed awards recovered or recoverable by Seller on account of such Eminent Domain Taking up to the amount of the Purchase Price, less any amounts reasonably expended by Seller in obtaining such award.

                                    ARTICLE 9

                              INTENTIONALLY OMITTED


                                   ARTICLE 10

                        DEFAULT, TERMINATION AND REMEDIES

      10.1 Seller's Default. In the event that Seller defaults in its obligation to close hereunder, Buyer shall have the right to (i) terminate this Agreement and receive the Escrowed Amount, whereupon this Agreement shall terminate without further recourse or, (ii) take any and all legal actions necessary to compel the Seller's specific performance hereunder (it being acknowledged that damages at law would be an inadequate remedy), and to consummate the transaction contemplated by this Agreement in accordance with the provisions of this Agreement (such conveyance shall be deemed as satisfied and waive any other remedy). Buyer hereby waives and relinquishes any right to sue Seller for any reason whatsoever, and agrees that Seller shall not be liable to Buyer for any actual, punitive, speculative, consequential or other damages for breach by Seller prior to the Closing, except for return of the Escrowed Amount. IN NO EVENT SHALL SELLER, ITS DIRECT OR INDIRECT PARTNERS, SHAREHOLDERS, OWNERS OR AFFILIATES, ANY OFFICER, DIRECTOR, EMPLOYEE OR AGENT OF THE FOREGOING, OR ANY AFFILIATE OR CONTROLLING PERSON THEREOF, HAVE ANY LIABILITY BEYOND ITS INTEREST IN THE PROPERTY FOR ANY CLAIM, CAUSE OF ACTION OR OTHER LIABILITY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE PROPERTY, WHETHER BASED ON COMMON LAW, CONTRACT, STATUTE, EQUITY OR OTHERWISE.

      10.2 Buyer's Default. In the event that Buyer defaults in its obligation to close hereunder, PW shall be entitled to receive the Escrowed Amount as liquidated damages, in lieu of all other remedies available to PW at law or in equity for such default (but subject to the final two (2) sentences of this Section 10.2), and Buyer shall direct the Escrow Agent to release the Escrowed Amount to PW. PW and Buyer agree that the damages resulting to PW as a result of such default by Buyer as of the date of this Agreement are difficult or impossible to ascertain and the liquidated damages set forth in the preceding sentence constitute Buyer's and PW's reasonable estimate of such damages. Notwithstanding the foregoing, in the event of Buyer's default or a termination of this Agreement, PW shall have all remedies available at law or in equity in the event Buyer or any party related to or affiliated with Buyer asserts any claims or rights to the Property that would otherwise delay or prevent PW from having clear, indefeasible and marketable title to the Property. In addition to the foregoing remedies, in accordance with Section 7.05(d) of the Seller's partnership agreement (the "LP Agreement"), in the event Buyer defaults in its obligations hereunder, PW acting singly on behalf of Seller may, at any time for a period of 120 days after such default, cause the Seller to sell the Property to any person at a price and on terms no less favorable to the Seller than those applicable to Buyer hereunder. Seller acknowledges that the Escrowed Amount made hereunder is in lieu of the twenty percent deposit required pursuant to Seller's LP Agreement and that should Buyer default in its obligations hereunder, Seller's sole remedy (except as otherwise set forth in this Section 10.2) shall be to retain the Escrowed Amount and Seller shall have no claim or right to payment of twenty percent deposit set forth in Seller's LP Agreement.

                                   ARTICLE 11

                         REPRESENTATIONS AND WARRANTIES

      11.1 Buyer's Representations and Warranties. Buyer represents and warrants to Seller that:

            (a) Buyer is a limited partnership, duly organized and in good standing under the laws of the State of Delaware, is qualified to do business in the State of Colorado and has the power and authority to enter into this Agreement and to execute and deliver this Agreement and to perform all duties and obligations imposed upon it hereunder. As of the date of this Agreement, Buyer has obtained all necessary corporate, partnership or other organizational authorizations required in connection with the execution and delivery of this Agreement. The individual executing this Agreement on Buyer's behalf is authorized to do so. At Closing, Buyer shall have the financial ability to pay the Purchase Price by (i) tendering the Cash Balance, and performing the other covenants of Buyer set forth in this Agreement.

            (b) Neither the execution nor the delivery of this Agreement, nor the consummation of the purchase and sale transaction contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement conflict with or will result in the breach of any of the terms, conditions or provisions of any agreement or instrument to which Buyer is a party or by which Buyer or any of Buyer's assets is bound;

            (c) No approval, consent, order or authorization of, or designation, registration or declaration with, any of the United States, the State of Colorado, any department, board, agency, office, commission or other subdivisions thereof, or any official thereof or any third party is required in connection with the valid execution and delivery of, and performance of the covenants of, this Agreement by Buyer.

            (d) There are no actions, suits or proceedings pending or, to the knowledge of Buyer, threatened, against or affecting Buyer which, if determined adversely to Buyer, would adversely affect its ability to perform its obligations hereunder.

      Prior to the Closing Date, Buyer shall notify Seller in writing of any facts, conditions or circumstances which render any of the representations and warranties set forth in this Section 11.1 in any way inaccurate, incomplete, incorrect or misleading.

      11.2 Seller's Representations and Warranties. Seller represents and warrants to Buyer that:

            (a) Seller is a general partnership existing under the laws of the State of Colorado.

            (b) Seller has full right, power and authority and is duly authorized to enter into this Agreement and by the Closing Date shall have the authority to perform each of the covenants on its part to be performed hereunder and to execute and deliver this Agreement, and to perform its obligations under all documents required to be executed and delivered by it pursuant to this Agreement and this Agreement constitutes the valid and binding obligation of Seller enforceable in accordance with its terms.

            (c) To Seller's knowledge, Seller's property manager at the Property has delivered or will deliver or has made available or will make available to Buyer (i) complete copies of all Leases and (ii) the Rent Roll.

            (d) Seller has caused the property manager at the Property to deliver or to make available copies of all Property Contracts.

            (e) To Seller's knowledge, except as set forth on Schedule 11.2, Seller has not been served with written notice of any actions, suits, or proceedings against or affecting the Seller or the Property that either
      (i) are not covered by applicable insurance or (ii) if determined adversely to Seller would materially affect the ownership or operation of the Property or Seller's ability to perform its obligations under this Agreement.

            (f) Neither the execution nor the delivery of this Agreement, nor the consummation of the purchase and sale transaction contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement conflict with or will result in the breach of any of the terms, conditions or provisions of any agreement or instrument to which Seller or Paine Webber Growth Properties LP is a party or by which Seller or any of Seller's assets is bound.

      Prior to the Closing Date, Seller shall notify Buyer in writing of any facts, conditions or circumstances which render any of the representations and warranties set forth in this Section 11.2 in any way inaccurate, incomplete, incorrect or misleading. Notwithstanding the foregoing, all of Seller's representations and warranties shall be deemed to be updated by information disclosed to or obtained by Purchaser in connection with its due diligence investigations.

      11.3 Seller; Seller's Knowledge. Whenever a representation is made to "Seller's knowledge", or a term of similar import, the accuracy of such representation shall be based solely on the actual knowledge of Celia Deluga, without independent investigation or inquiry except for inquiry of the property manager for the Property. Notwithstanding the foregoing, if, prior to the Closing, Buyer obtains actual knowledge that any representation or warranty of Seller is inaccurate and Buyer nonetheless proceeds with the Closing, Seller shall have no liability for any such matter regarding which Buyer had actual knowledge prior to Closing.

      11.4 Property Conveyed "AS IS". (a) NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, IT IS UNDERSTOOD AND AGREED THAT, EXCEPT AS EXPRESSLY SET FORTH HEREIN, SELLER AND ITS PROPERTY MANAGER HAVE NOT MADE AND ARE NOT NOW MAKING, AND THEY SPECIFICALLY DISCLAIM, ANY OTHER WARRANTIES, REPRESENTATIONS OR GUARANTIES OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, WITH RESPECT TO THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, WARRANTIES, REPRESENTATIONS OR GUARANTIES AS TO (I) MATTERS OF TITLE (OTHER THAN SELLER'S WARRANTY OF TITLE SET FORTH IN THE DEED (HEREINAFTER DEFINED) TO BE DELIVERED AT CLOSING), (II) ENVIRONMENTAL MATTERS RELATING TO THE PROPERTY OR ANY PORTION THEREOF, (III) GEOLOGICAL CONDITIONS, INCLUDING, WITHOUT LIMITATION, SUBSIDENCE, SUBSURFACE CONDITIONS, WATER TABLE, UNDERGROUND WATER RESERVOIRS, LIMITATIONS REGARDING THE WITHDRAWAL OF WATER, AND EARTHQUAKE FAULTS AND THE RESULTING DAMAGE OF PAST AND/OR FUTURE EARTHQUAKES, (IV) WHETHER, AND TO THE EXTENT TO WHICH THE PROPERTY OR ANY PORTION THEREOF IS AFFECTED BY ANY STREAM (SURFACE OR UNDERGROUND), BODY OF WATER, FLOOD PRONE AREA, FLOOD PLAIN, FLOODWAY OR SPECIAL FLOOD HAZARD, (V) DRAINAGE, (VI) SOIL CONDITIONS, INCLUDING THE
EXISTENCE OF INSTABILITY, PAST SOIL REPAIRS, SOIL ADDITIONS OR CONDITIONS OF SOIL FILL, OR SUSCEPTIBILITY TO LANDSLIDES, OR THE SUFFICIENCY OF ANY UNDERSHORING, (VII) ZONING TO WHICH THE PROPERTY OR ANY PORTION THEREOF MAY BE SUBJECT, (VIII) THE AVAILABILITY OF ANY UTILITIES TO THE PROPERTY OR ANY PORTION THEREOF INCLUDING, WITHOUT LIMITATION, WATER, SEWAGE, GAS AND ELECTRIC, (IX) USAGES OF ADJOINING PROPERTY, (X) ACCESS TO THE PROPERTY OR ANY PORTION THEREOF,
(XI) THE VALUE, COMPLIANCE WITH THE PLANS AND SPECIFICATIONS, SIZE, LOCATION, AGE, USE, DESIGN, QUALITY, DESCRIPTION, SUITABILITY, STRUCTURAL INTEGRITY, OPERATION, TITLE TO, OR PHYSICAL OR FINANCIAL CONDITION OF THE PROPERTY OR ANY PORTION THEREOF, OR ANY INCOME, EXPENSES, CHARGES, LIENS, ENCUMBRANCES, RIGHTS OR CLAIMS ON OR AFFECTING OR PERTAINING TO THE PROPERTY OR ANY PART THEREOF, OR ANY INCOME, EXPENSES, CHARGES, LIENS, ENCUMBRANCES, RIGHTS OR CLAIMS ON OR AFFECTING OR PERTAINING TO THE PROPERTY OR ANY PART THEREOF, (XII) THE PRESENCE OF HAZARDOUS SUBSTANCES (HEREINAFTER DEFINED) IN OR ON, UNDER OR IN THE VICINITY OF THE PROPERTY, (XIII) THE CONDITION OR USE OF THE PROPERTY OR COMPLIANCE OF THE PROPERTY WITH ANY OR ALL PAST, PRESENT OR FUTURE FEDERAL, STATE OR LOCAL ORDINANCES, RULES, REGULATIONS OR LAWS, BUILDING, FIRE OR ZONING ORDINANCES, CODES OR OTHER SIMILAR LAWS, (XIV) THE EXISTENCE OR NON-EXISTENCE OF UNDERGROUND STORAGE TANKS, (XV) ANY OTHER MATTER AFFECTING THE STABILITY OR INTEGRITY OF THE REAL PROPERTY, (XVI) THE POTENTIAL FOR FURTHER DEVELOPMENT OF THE PROPERTY,
(XVII) THE EXISTENCE OF VESTED LAND USE, ZONING OR BUILDING ENTITLEMENTS AFFECTING THE PROPERTY, (XVIII) THE MERCHANTABILITY OF THE PROPERTY OR FITNESS OF THAT PROPERTY FOR ANY PARTICULAR PURPOSE (BUYER AFFIRMING THAT BUYER HAS NOT RELIED ON SELLER'S OR ITS PROPERTY MANAGER'S SKILL OR JUDGMENT TO SELECT OR FURNISH THE PROPERTY FOR ANY PARTICULAR PURPOSE, AND THAT SELLER MAKES NO WARRANTY THAT THE PROPERTY IS FIT FOR ANY PARTICULAR PURPOSE), OR (XIX) TAX CONSEQUENCES.

            (b) BUYER HAS NOT RELIED UPON AND WILL NOT RELY UPON, EITHER DIRECTLY OR INDIRECTLY, ANY REPRESENTATION OR WARRANTY OF SELLER OR ITS PROPERTY MANAGER OR ANY OF THEIR RESPECTIVE AGENTS, EXCEPT AS EXPRESSLY SET FORTH HEREIN, AND ACKNOWLEDGES THAT NO OTHER SUCH REPRESENTATIONS HAVE BEEN MADE. BUYER
REPRESENTS THAT IT IS A KNOWLEDGEABLE, EXPERIENCED AND SOPHISTICATED BUYER OF REAL ESTATE AND THAT IT IS RELYING SOLELY ON ITS OWN EXPERTISE AND THAT OF BUYER'S CONSULTANTS IN PURCHASING THE PROPERTY. BUYER WILL CONDUCT SUCH INSPECTIONS AND INVESTIGATIONS OF THE PROPERTY AS BUYER DEEMS NECESSARY, INCLUDING, BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AND SHALL RELY UPON SAME. UPON CLOSING, BUYER SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING, BUT NOT LIMITED TO, ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY BUYER'S INSPECTIONS AND INVESTIGATIONS. BUYER ACKNOWLEDGES AND AGREES THAT UPON CLOSING, SELLER SHALL SELL AND CONVEY TO BUYER AND BUYER SHALL ACCEPT THE PROPERTY "AS IS, WHERE IS", WITH ALL FAULTS. BUYER FURTHER ACKNOWLEDGES AND AGREES THAT THERE ARE NO ORAL AGREEMENTS, WARRANTIES OR REPRESENTATIONS, COLLATERAL TO OR AFFECTING THE PROPERTY BY SELLER, ANY AGENT OF SELLER OR ANY THIRD PARTY. THE TERMS AND CONDITIONS OF THIS SECTION 11.4(B) SHALL EXPRESSLY SURVIVE THE CLOSING, AND SHALL NOT MERGE WITH THE PROVISIONS OF ANY CLOSING DOCUMENTS. SELLER IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY ORAL OR WRITTEN STATEMENTS, REPRESENTATIONS, OR INFORMATION PERTAINING TO THE PROPERTY FURNISHED BY ANY REAL ESTATE BROKER, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON, UNLESS THE SAME ARE SPECIFICALLY SET FORTH OR REFERRED TO HEREIN. BUYER ACKNOWLEDGES THAT THE PURCHASE PRICE REFLECTS THE "AS IS" NATURE OF THIS SALE AND ANY FAULTS, LIABILITIES, DEFECTS OR OTHER ADVERSE MATTERS THAT MAY BE ASSOCIATED WITH THE PROPERTY. BUYER HAS FULLY REVIEWED THE DISCLAIMERS AND WAIVERS SET FORTH IN THIS AGREEMENT WITH ITS COUNSEL AND UNDERSTANDS THE SIGNIFICANCE AND EFFECT THEREOF.


                                 --------------
                                Buyer's Initials

                                   ARTICLE 12

                                  MISCELLANEOUS

      12.1 Successors and Assigns. Without the prior written consent of Seller, Buyer shall not, directly or indirectly, assign this Agreement or any of its rights hereunder. Any attempted assignment in violation hereof shall, at the election of Seller in its sole discretion, be of no force or effect and shall constitute a default by Buyer. Notwithstanding the foregoing and so long as it will not affect the timing of the Closing, Buyer may elect to have a nominee entity accept title to the Property at Closing, provided that any such nominee must be an affiliated entity controlled by or under common control with Buyer, and Buyer shall give written notice of such nominee to Seller, together with reasonable evidence of affiliation requested by Seller, a minimum of fifteen
(15) days prior to Closing. No designation of a nominee to receive title shall release Buyer from its obligations under this Agreement.

      12.2 Notices. Except as otherwise specifically provided herein, any notice required or permitted to be delivered under this Agreement shall be in writing and shall be deemed given (i) when delivered or refused if sent by hand during regular business hours, (ii) three (3) days after being sent by United States Postal Service, registered or certified mail, postage prepaid, return receipt requested, (iii) on the next business day when sent by a reputable overnight express mail service that provides tracing and proof of receipt or refusal of items mailed, addressed to Seller or Buyer, as the case may be, at the address or addresses set forth below or such other addresses as the parties may designate in a notice similarly sent, or (iv) on the day of receipt if such day is a business day when sent by facsimile, otherwise on the next business day after receipt, as evidenced by a facsimile confirmation receipt. Any notice given by a party to Escrow Agent shall be simultaneously given to the other party. Any notice given by a party to the other party relating to its entitlement to the Escrowed Amount shall be simultaneously given to the Escrow Agent.

      (1)   If to Seller:

            c/o Paine Webber Properties Incorporated
            265 Franklin Street - 15 Floor
            Boston, MA 02110
            Attn: Ms. Celia Deluga
            Fax: (617) 345-8752

      with a copy to:

            Goodwin, Procter & Hoar  LLP
            Exchange Place
            Boston, MA 02109
            Attn: Andrew C. Sucoff, Esq.
            Fax: (617) 227-8591

      (2) If to Buyer:

            Sares Regis
            18802 Bardeen Avenue
            Irvine, California 92612
            Attn: Geoffrey L. Stack and Bill Thormahlen
            Fax: (949) 756-5955

      with a copy to:

            Pinto & Dubia LLP
            2 Park Plaza, Suite 300
            Irvine, CA 92614-8513
            Attn: Kenneth Ryder, Esq.
            Fax: (949) 833-2067

      and a copy to:

            Morgan, Lewis & Bockius
            300 S. Grand Avenue, 22nd Floor
            Los Angeles, CA 90071-3132
            Attn: William Ellis, Esq.
            Fax: (213) 612-2554

      and a copy to:

            Citibank-GREIO
            153 East 53rd Street
            56th Floor, Zone 7
            New York, NY 10043
            Attn: Tim Donahoe
            Fax:  (212) 793-2091

      (3) If to the Escrow Agent:

            Fidelity National Title Insurance Company




      12.3 Construction. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words of a singular number shall be held to include the plural and vice versa, unless the context requires otherwise.

      12.4 Captions. The captions used in connection with the Articles of this Agreement are for convenience only and shall not be deemed to extend, limit or otherwise define or construe the meaning of the language of this Agreement.

      12.5 No Other Parties. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

      12.6 Amendments. This Agreement may be amended only by a written instrument executed by Seller and Buyer (or Buyer's assignee or transferee).

      12.7 Severability. If any provision of this Agreement or application to any party or circumstance shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstances, other than those as to which it is so determined invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

      12.8 Applicable Law. This Agreement shall be construed under and in accordance with the laws of state in which the Property is located.

      12.9 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be an original but such counterparts together shall constitute one and the same instrument notwithstanding that both Buyer and Seller are not signatory to the same counterpart.

      12.10 Time of the Essence. Time is expressly declared to be of the essence of this Agreement, provided, however that in the event any date hereunder falls on a Saturday, Sunday or legal holiday, the date applicable shall be the next business day.

      12.11 No Personal Liability. Neither Buyer nor anyone claiming by, through or under Buyer shall be entitled to obtain any judgment extending liability beyond the Property or creating personal liability on the part of the partners of the Seller or of the officers, directors, shareholders, advisors or agents of Seller or Seller's partners or any of their successors.

      12.12 No Recordation. Without the prior written consent of Seller, there shall be no recordation of either this Agreement or any memorandum hereof, or any affidavit pertaining hereto, and any such recordation of this Agreement or memorandum hereto by Buyer without the prior written consent of Seller shall constitute a default hereunder by Buyer, whereupon this Agreement shall, at the option of Seller, terminate and be of no further force and effect. Upon termination, the Escrowed Amount shall be immediately delivered to Seller, whereupon the parties shall have no further duties or obligations to one another except as otherwise specifically provided herein.

      12.13 Waiver. The excuse or waiver of the performance by a party of any obligation of the other party under this Agreement shall only be effective if evidenced by a written statement signed by the party so excusing or waiving. No delay in exercising any right or remedy shall constitute a waiver thereof, and no waiver by Seller or Buyer of the breach of any covenant of this Agreement shall be construed as a waiver of any preceding or succeeding breach of the same or any other covenant or condition of this Agreement.

      12.14 Binding On Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      12.15 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the transactions contemplated herein, and it supersedes all prior discussions, understandings or agreements between the parties. All Exhibits and Schedules attached hereto are a part of this Agreement and are incorporated herein by reference.

      12.16 Construction of Agreement. This Agreement shall not be construed more strictly against one party than against the other merely by virtue of the fact that it may have been prepared primarily by counsel for one of the parties, it being recognized that both Buyer and Seller have contributed substantially and materially to the preparation of this Agreement.

      12.17 Further Instruments. Each party, promptly upon the request of the other, shall execute and have acknowledged and delivered to the other or to Escrow Agent, as may be appropriate, any and all further instruments reasonably requested or appropriate to evidence or give effect to the provisions of this Agreement and which are consistent with the provisions of this Agreement.

      12.18 Buyer Represented by Counsel. Buyer hereby represents and warrants to Seller that (i) Buyer is not in a significantly disparate bargaining position in relation to Seller, (ii) Buyer is represented by legal counsel in connection with the transaction contemplated by this Agreement, and (iii) Buyer is buying the Property for business, commercial, investment or other similar purpose and not for use as Buyer's residence.

      12.19 Preparation of Documents. All of the documents to be executed at the Closing shall be in the form prepared to the reasonable satisfaction of Seller's and Buyer's counsel and delivered to Buyer within five (5) days of the Closing Date, provided that the failure to timely deliver such documents shall not constitute a default by Seller hereunder.

      12.20 Attorneys Fees. In the event of any litigation arising out of this Agreement, the prevailing party shall be entitled to reasonable attorneys fees and costs.

                                   ARTICLE 13

                           IRS FORM 1099-S DESIGNATION

      In order to comply with information reporting requirements of Section 6045(e) of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations thereunder, the parties agree (1) to execute an IRS Form 1099-S Designation Agreement in the form attached hereto as Schedule D at or prior to the Closing to designate the Escrow Agent (the "Designee") as the party who shall be responsible for reporting the contemplated sale of the Property to the Internal Revenue Service (the "IRS") on IRS Form 1099-S; (2) to provide the Designee with the information necessary to complete Form 1099-S; (3) that the Designee shall not be liable for the actions taken under this Agreement, or for the consequences of those actions, except as they may be the result of gross negligence or willful misconduct on the part of the Designee; and (4) that the Designee shall be indemnified by the parties for any costs or expenses incurred as a result of the actions taken hereunder, except as they may be the result of gross negligence or willful misconduct on the part of the Designee. The Designee shall provide all parties to this transaction with copies of the IRS Forms 1099-S filed with the IRS and with any other documents used to complete IRS Form 1099-S.


      IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first set forth above.

                  SELLER: ROCKY MOUNTAIN PARTNERS, a Colorado general partnership

                              By:   PAINE WEBBER GROWTH PROPERTIES LP, a
                                    Delaware limited partnership, a
                                    general partner

                                    By:   First PW Growth Properties, Inc., a
                                          Delaware corporation, its managing
                                          general partner


                                          By: /s/ Celia R. Deluga
                                              --------------------
                                          Name: Celia Deluga
                                          Title: Vice President

                              and

                              By:   REGIS INVESTMENT PARTNERS, LTD., a
                                    California limited partnership, a general
                                     partner

                                    By:   Regis Home Advisors Corp., a
                                          California corporation, its general
                                          partner


                                          By:  /s/ Geoffrey L. Stack
                                              ----------------------
                                          Name: Mr. Geoffrey L. Stack
                                          Title: President

                              BUYER:

                              TANTRA LAKE APARTMENTS, L.P., a Delaware limited partnership

                              BY:   Sares Regis Holdings, LLC., a Delaware
                                    limited liability company, its general
                                     partner


                                          By:  /s/ Geoffrey L. Stack
                                               ---------------------
                                          Name: Mr. Geoffrey L. Stack
                                          Title: President

                                WARRANTY DEED


THIS DEED, dated October 30, 1998

Between ROCKY MOUNTAIN PARTNERS a Colorado general partnership, of County of Boulder, State of Colorado ("Grantor") and TANTRA LAKE PARTNERS LP, a Delaware limited partnership whose legal address is 18802 Bardeen Avenue, Irvine California, 92612 ("Grantee") of the County of Orange, State of California.

            WITNESS that the Grantor for valuable consideration the receipt and sufficiency grants to TANTRA LAKE PARTNERS LP, a Delaware limited partnership ("Grantee") all of its rights, if any, in and to the tailwater in the south fork of the South Boulder and Bear Creek Ditch and its interest if, any, in all easement rights if any, or rights of way associated with the delivery and use of this water together with its rights, if any, in and to all other water and water rights, rights, whether tributory or non-tributory, storage rights, tap rights, wells, well rights, reservoirs, reservoir rights, permits, easements, other rights, claims or demands, appurtenant to that certain real property described on Exhibit "A" attached hereto and incorporated herein by this reference, if any which the grantor has therein.

            IN WITNESS WHEREOF, Grantor has executed this Warranty Deed as of October 30, 1998.

                  "Grantor"         ROCKY MOUNTAIN PARTNERSHIP, a
                                    Colorado general partnership

                                    By:   Paine Webber Growth Properties LP,
                                          a Delaware corporation, its managing
                                          general partnership

                                          By:  First PW Growth Properties, Inc.,
                                                its managing general partner

                                                By:   /s/ Celia R. Deluga
                                                      -------------------
                                                      Its:  Vice President

                                    By:   Regis Investment Partners, Ltd., a
                                          California limited partnership, a
                                          general partner

                                          By:   Regis Home Advisors Corp., a
                                                California corporation, its
                                                general partner

                                                By:  /s/ Geoffrey L. Stack
                                                     ---------------------
                                                Its:  President

                         DESCRIPTION OF REAL PROPERTY



ALL OF THE TANTRA CONDOMINIUMS, COMPRISING 301 UNITS, TOGETHER WITH THE GENERAL AND LIMITED COMMON ELEMENTS, ACCORDING TO THE CONDOMINIUM MAP OF THE TANTRA CONDOMINIUMS RECORDED IN PLAN FILE P-6, F-3 NOS. 27 AND 28 ON JANUARY 17, 1978 ON FILM 993 AS RECEPTION NO. 260968 AND AS DEFINED BY THE DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS OF THE TANTRA CONDOMINIUMS RECORDED ON JANUARY 17, 1978 ON FILM 993 AS RECEPTION NO. 260967, BOTH RECORDS IN THE OFFICE OF THE COUNTY CLERK AND RECORDER BOULDER, COLORADO, COUNTY OF BOULDER, STATE OF COLORADO.

NOTE FOR INFORMATIONAL PURPOSES: THE TAX IDENTIFICATION NUMBER FOR SUBJECT PROPERTY IS 14160.

                            TANTRA LAKE APARTMENTS

         BILL OF SALE AND GENERAL ASSIGNMENT AND ASSUMPTION AGREEMENT


      THIS BILL OF SALE AND GENERAL ASSIGNMENT AND ASSUMPTION AGREEMENT (this Agreement), is made as of the 30th day of October, 1998 by and from ROCKY MOUNTAIN PARTNERS, a Colorado general partnership, with an address c/o PaineWebber Properties Incorporated, 265 Franklin Street, 15th Floor, Boston, Massachusetts 02110 (Assignor), to and for the benefit of TANTRA LAKE PARTNERS, L.P., a Delaware limited partnership, with an address c/o Sares Regis, 18802 Bardeen Avenue, Irvine, California 92612 ( Assignee).


                                 R E C I T A L S


      Pursuant to the terms of a certain Purchase and Sale Agreement dated as of October 30th, 1998 by and among, Assignor, as seller, and Assignee, as buyer, Assignee is, by deed of even date, today acquiring from Assignor all of Assignors interest in, and rights with respect to, the property known as The Tantra Lake Apartments, being that certain parcel of land, together with the buildings and other improvements located thereon, located in Boulder, Colorado, as more particularly described in Exhibit A attached hereto (collectively, the Property).

      NOW THEREFORE, in consideration of such transfer, the conveyance of all of Assignors interest in, and rights with respect to, the Property by Assignor to Assignee, and other valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the parties agree as follows:


                                A G R E E M E N T


1. Sale of Assigned Property. Assignor hereby sells, transfers, assigns, delivers, sets-over and conveys to Assignee, its successors and assigns forever, all of Assignors right, title and interest in and to all personal property owned by Assignor and installed, located at or otherwise used in connection with the development, ownership, leasing, financing, improvement, operation or maintenance of the Property, regardless of where such personal property may be located, including, without limitation: (i) all tangible personal property relating to the Property, including, without limitation, the tangible personal property described on Exhibit B attached hereto, if any, and (ii) all intangible personal property or other assets relating to the Property and the conduct of Assignors business thereon, including, without limitation all of Assignors right, title and interest in all (a) warranties relating to the Property in Sellers possession, including, without limitation, the warranties listed on Exhibit C attached hereto, if any, (b) all consents, authorizations, variances, waivers, licenses, permits, certificates and approvals from any governmental authority with respect to the Property, (collectively, the Permits), (c) all logos and trade names currently used in the operation of the Property (including, without limitation, the right to the name Tantra Lake Apartments,) and (d) all plans and specifications relating to the Property in Sellers possession, in each case to the extent that the Assignor may legally transfer the same (collectively, the Assigned Property).

2. Power and Authority. Assignor represents and warrants to Assignee that it is fully empowered and authorized to execute and deliver this Agreement, and the individuals signing this Agreement on behalf of Assignor each represents and warrants to Assignee that he or she is fully empowered and authorized to do so.

3. As Is. ASSIGNOR MAKES NO WARRANTY OF MERCHANTABILITY OR FITNESS FOR PURPOSE IN RESPECT OF THE ASSIGNED PROPERTY, AND THE SAME IS SOLD IN AN AS IS, WHERE IS CONDITION, WITH ALL FAULTS. BY ACCEPTANCE OF DELIVERY ASSIGNEE AFFIRMS THAT ASSIGNEE HAS INSPECTED THE ASSIGNED PROPERTY AND IS SATISFIED WITH ITS CONDITION, AND THAT IT HAS NOT RELIED ON ASSIGNORS SKILL OR JUDGMENT TO SELECT OR FURNISH THE ASSIGNED PROPERTY FOR ANY PARTICULAR PURPOSE, AND THAT ASSIGNOR MAKES NO WARRANTY THAT THE ASSIGNED PROPERTY IS FIT FOR ANY PARTICULAR PURPOSE AND THAT THERE ARE NO REPRESENTATIONS AND WARRANTIES, EXPRESSED, IMPLIED, OR STATUTORY WITH RESPECT THERETO.

4. Assumption. By execution of this Agreement, Assignee hereby accepts the assignment of the Assigned Property and, subject to the terms of this Agreement, assumes and agrees to perform all of Assignors obligations as owner of the Property under the Assigned Property, if any, first arising after the date hereof.

5. Counterparts. This Agreement may be executed in any number of counterparts and it shall be sufficient that the signature of each party appear on one or more such counterparts. All counterparts shall collectively constitute a single agreement.

6. Governing Law. This Agreement shall be governed by the laws of the State of Colorado and shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

      IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Agreement the day and year first above written.



ASSIGNOR:                           ROCKY MOUNTAIN PARTNERS, a Colorado
                                    general partnership

                                    By:   PaineWebber Growth Properties L.P.,
                                          a Delaware limited partnership, a
                                          general partner

                                          By:   First PW Growth Properties,
                                                Inc., a Delaware corporation,
                                                its managing general partner


                                                By:  /s/ Celia R. Deluga
                                                     -------------------
                                                Name:  Celia Deluga
                                                Title: Vice President


                                      By: Regis Investment Partners, LTD., a
                                          California corporation, a general
                                          partner

                                          By:   Regis Home Advisors Corp., a
                                                California corporation, its
                                                general partner

                                                By:  /s/ Geoffrey L. Stack
                                                     ---------------------
                                                Name:  Geoffrey L. Stack
                                                Title: President


ASSIGNEE:                           TANTRA LAKE PARTNERS, L.P.,
                                    a Delaware limited partnership

                                    By:   Sares Regis Holdings, LLC, a
                                          Delaware limited liability company,
                                          its general partner


                                                By:  /s/ Geoffrey L. Stack
                                                     ---------------------
                                                Name:  Geoffrey L. Stack
                                                Title: President

                            TANTRA LAKE APARTMENTS

                            ASSIGNMENT AND ASSUMPTION
                         OF LEASES AND SECURITY DEPOSITS


      THIS  ASSIGNMENT  AND  ASSUMPTION  OF LEASES AND SECURITY  DEPOSITS  (this
Agreement) is entered into as of the 30th of October, 1998, between ROCKY MOUNTAIN PARTNERS, a Colorado general partnership (Assignor), with an address c/o PaineWebber Properties Incorporated, 265 Franklin Street, 15th Floor, Boston, Massachusetts 02110 (Assignor), to and for the benefit of TANTRA LAKE PARTNERS, L.P., a Delaware limited partnership, with an address c/o Sares Regis, 18802 Bardeen Avenue, Irvine, California 92612 (Assignee).


      1. Property. The Property means the real property located in Boulder, Colorado, commonly known as The Tantra Lake Apartments, as more particularly described on Exhibit A attached hereto and incorporated herein by reference, together with the buildings, structures and other improvements located thereon.

      2. Leases. The Leases means those leases, tenancies, rental agreements and occupancy agreements affecting the Property which are described on the Rent Roll attached to this Agreement as Exhibit B.

      3. Security Deposits. Security Deposits means those security deposits held by or for Assignor on account of tenants under the Leases as such deposits and with respect to which Assignee shall receive a credit at the closing of the transaction with respect to which this Agreement has been executed and delivered. The Security Deposits are set forth on the Rent Roll attached to this Agreement as Exhibit B.

      4. Assignment. For good and valuable consideration received by Assignor, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby grants, transfers and assigns to Assignee the entire right, title and interest of Assignor in and to the Leases and the Security Deposits.

      5. Assumption. Assignee hereby assumes the covenants, agreements and obligations of Assignor as landlord or lessor under the Leases and Assignee further assumes all liability of Assignor for the proper refund or return of the Security Deposits if, when and as required by the Leases.

      6. Power and Authority. Assignor represents and warrants to Assignee that it is fully empowered and authorized to execute and deliver this Assignment, and the individual signing this Assignment on behalf of Assignor represents and warrants to Assignee that he or she is fully empowered and authorized to do so.

      7. Attorneys Fees. If either Assignee or Assignor, or their respective successors or assigns, file suit to enforce the obligations of the other party under this Agreement, the prevailing party shall be entitled to recover the reasonable fees and expenses of its attorneys.

      8. Intentionally Deleted.

      9. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

      10. Counterparts. This Agreement may be executed in multiple counterparts, any or all of which may contain the signatures of fewer than all of the parties, but all of which shall constitute a single instrument.

      11. Governing Law. This Agreement shall be governed by the laws of the State of Colorado and shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.



                         DOCUMENT CONTINUES ON NEXT PAGE

      IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment the day and year first above written.



ASSIGNOR:                 ROCKY MOUNTAIN PARTNERS, a
                          Colorado general partnership

                              By:   PaineWebber Growth Properties L.P., a
                                    Delaware limited partnership, a general
                                     partner

                                    By:   First PW Growth Properties, Inc., a
                                          Delaware corporation, its managing
                                          general partner

                                                By:  /s/ Celia R. Deluga
                                                     -------------------
                                                Name:   Celia Deluga
                                                Title:  Vice President



                              By:   Regis Investment Partners, LTD., a
                                    California corporation, a general partner

                                    By:   Regis Home Advisors Corp., a
                                          California corporation, its general
                                          partner


                                          By:  /s/ Geoffrey L. Stack
                                               ---------------------
                                                Name: Geoffrey L. Stack
                                                Title:  President



                       SIGNATURES CONTINUE ON NEXT PAGE

ASSIGNEE:                     TANTRA LAKE PARTNERS, L.P., a
                               Delaware limited partnership

                              By:   Sares Regis Holdings, LLC, a Delaware
                                    limited liability company


                                          By:  /s/ Geoffrey L. Stack
                                               ----------------------
                                          Name: Geoffrey L. Stack
                                          Title:  President





                      REST OF PAGE INTENTIONALLY LEFT BLANK

                           FINAL CLOSING STATEMENT


SELLER(s):  Rocky Mountain Partners
BUYER(s):   Tantra Lake Partners, L.P.
PROPERTY:   1000 West Moorhead Circle, Boulder, CO

                                              $ Debits            $ Credits
                                              --------            ---------

Financial:
Total Consideration                                             $23,200,000.00

Prorations/Adjustments:
Unpaid County/Personal Property
Taxes at $119,174.00 Annually
from 01/01/98 to 10/29/98
($119,174 div by 365x302 days)                 $98,603.00

Security Deposits                             $112,126.00

Prorated Rents 10/28/98 to 10/31/98            $15,608.00
Pet Fees & Month-to-Month Fees (71/73)            $144.00
Balance of Prepaid Rents                        $8,194.00
Stove Pipe Credit                               $8,000.00
Prepaid GreenPlan Landscaping                                          $406.00
Balance of Delinquent Rents                                          $3,433.00

TITLE CHARGES:
ALTA Owner's Policy - (1970)
 for 23,200,000.00                             $22,302.00


ESCROW CHARGES:
Escrow Fees                                     $2,709.00
Wire Fee                                          $150.00
UPS/Fed Exp/Mess.,Est.                             $50.00
PAYOFFS - WMF Group
Total Payoff $8,995,185.00

Principal Balance                           $8,850,000.00
Interest to 10/30/98                           $56,640.00
Prepayment Penalty                             $88,500.00
WMF Fax Fee                                        $30.00
Statement Fee                                      $15.00
MISCELLANEOUS CHARGES:
Orkin Pest Control                              $3,000.00

ESTIMATED NET PROCEEDS DUE SELLER:
Seller's proceeds to be
distributed as follows:                    $13,937,768.00

Growth Fund 1 (PW)                        ($12,761,445.00)

Regis Investment Partners                    ($853,766.00)

Balance of Seller's Proceeds to
Tantra Lake Partners, L.P.                   ($322,557.00)

ESTIMATED TOTALS                           $23,203,839.00       $23,203,839.00

                                    ROCKY MOUNTAIN PARTNERS,
                                    a Colorado general partnership

                                          By: PaineWebber Growth Properties LP,
                                              a Delaware limited partnership, a
                                              general partner

                                          By: First PW Growth Properties, Inc.,
                                              a Delaware corporation, its
                                              managing general partner

                                          By: /s/ Celia R. Deluga
                                              --------------------
                                              Celia Deluga, Vice President

                                          By: Regis Investment Partners, Ltd.,
                                              a California limited partnership,
                                              a general partner

                                          By: Regis Home Advisors Corp., a
                                              California corporation, its
                                              general partner

                                          By:   /s/ Geoffrey L. Stack
                                                ---------------------
                                                Its:  President

                           PURCHASE AND SALE AGREEMENT

                                BY AND BETWEEN
             GROUSE RUN ASSOCIATES I AND GROUSE RUN ASSOCIATES II
                             (COLLECTIVELY "SELLER")

                                       AND
                       GROUSE RUN PARTNERS, L.P. ("BUYER")



                THE GROUSE RUN APARTMENTS, PHASE I AND PHASE II
                          4738-4804 GROUSE RUN DRIVE
                             STOCKTON, CALIFORNIA

                              TABLE OF CONTENTS


                                                                            Page
                                                                            ----

ARTICLE 1.....................................................................1
      DEFINITIONS.............................................................1

ARTICLE 2.....................................................................4
      PURCHASE AND SALE.......................................................4

ARTICLE 3.....................................................................4
      PURCHASE PRICE; DEPOSIT; ADJUSTMENTS....................................4

ARTICLE 4.....................................................................7
      PRECLOSING OPERATION....................................................7

ARTICLE 5.....................................................................7
      INTENTIONALLY OMITTED...................................................7

ARTICLE 6.....................................................................7
      TITLE AND SURVEY........................................................7

ARTICLE 7.....................................................................9
      CONDITIONS PRECEDENT AND CLOSING........................................9

ARTICLE 8....................................................................12
      CASUALTY AND CONDEMNATION..............................................12

ARTICLE 9....................................................................13
      INTENTIONALLY OMITTED..................................................13

ARTICLE 10...................................................................13
      DEFAULT, TERMINATION AND REMEDIES......................................13

ARTICLE 11...................................................................15
      REPRESENTATIONS AND WARRANTIES.........................................15

ARTICLE 12...................................................................19
      MISCELLANEOUS..........................................................19

ARTICLE 13...................................................................23
      IRS FORM 1099-S DESIGNATION............................................23


LIST OF EXHIBITS

EXHIBIT A - THE LAND
EXHIBIT B - PERSONAL PROPERTY
EXHIBIT C - PROPERTY CONTRACTS
EXHIBIT D - EARNEST MONEY ESCROW INSTRUCTIONS
EXHIBIT E - RENT ROLL
EXHIBIT F - FORM OF ESCROW CLOSING INSTRUCTIONS
EXHIBIT G - DOCUMENTS
LEAD-BASED PAINT DISCLOSURE

                           PURCHASE AND SALE AGREEMENT

                     Grouse Run Apartments, Phases I and II


      THIS PURCHASE AND SALE AGREEMENT (this "Agreement") is entered into as of the 16th day of October, 1998 by and between Seller and Buyer, upon the following terms and conditions:

      WHEREAS, Seller desires to sell and Buyer desires to purchase, the Property (hereinafter defined) on the terms and conditions hereinafter set forth;

      NOW THEREFORE, in consideration of the mutual undertakings, covenants and agreements contained herein, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

      References in this Agreement to the following terms shall have the following meanings:


Buyer:                  Grouse Run Partners, L.P., a Delaware limited
-----                   partnership

Closing Date:           See Section 7.3
------------

Deposit:                See Section 3.1
-------

Documents:              Those materials listed on Exhibit D attached hereto.
---------

Environmental
Requirements:           All laws, ordinances, statutes, codes, rules,
------------            regulations, agreements, judgments, orders and decrees
                        now or hereafter enacted, promulgated, or amended, of the United States, the states, the counties, the cities or any other political subdivisions in which the Real Property is located and any other political subdivision, agency or instrumentality exercising jurisdiction over the owner of the Real Property, the Real Property or the use of the Real Property relating to pollution, the protection or regulation of human health, natural resources or the environment, or the emission, discharge, release or threatened release of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or waste or Hazardous
                        Materials into the environment (including, without limitation, ambient air, surface water, ground water or land or soil).

Escrowed Amount:        See Section 3.1
---------------

Hazardous Substances:   Any substance which is or contains:  (i) any
--------------------    "hazardous substance" as now or hereafter defined in
                        Section 101(14) of the Comprehensive Environmental
                        Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601 et seq.) or any regulations promulgated under CERCLA; (ii) any "hazardous waste" as now or hereafter defined in the Resource Conservation and Recovery Act (42 U.S.C.
                        Section 6901 et seq.) or regulations promulgated under RCRA; (iii) any substance regulated by the Toxic
                        Substances Control Act (15 U.S.C. Section 2601 et. seq.); (iv) gasoline, diesel fuel or other petroleum hydrocarbons; (v) asbestos and asbestos containing materials, in any form, whether friable or nonfriable; (vi) polychlorinated biphenyls;
                        (vii) radon gas; and (viii) any additional substances or materials which are now or hereafter classified or considered to be hazardous or toxic under Environmental Requirements or the common law, or any other applicable law related to the Property.
                        Hazardous Materials shall include, without limitation, any substance, the presence of which on the Real
                        Property: (A) requires reporting, investigation or remediation under Environmental Requirements;
                        (B) causes or threatens to cause a nuisance on the Real
                        Property or adjacent property or poses or threatens to pose a hazard to the health or safety of persons on the Real Property or adjacent property; or (C) if emanated or migrated from the Real Property, could constitute a trespass.

Improvements:           All buildings, structures and other improvements
-----------             situated upon the Land and all fixtures, systems and
                        facilities owned by Seller (hereinafter defined) and located on the Land.

Intangible Property:    All of Seller's right, title and interest, if
-------------------     any, in all intangible assets of any nature relating
                        to the Land, the Improvements or the Personal
                        Property, including, without limitation, all of Seller's right, title and interest in all
                        (i) warranties and guaranties relating to the Improvements or Personal Property in the possession of Seller, (ii) all licenses, permits and approvals relating to the Real Property, (iii) all logos and trade names currently used by Seller exclusively in the operation of the Land and Improvements, including the use of the name "Grouse Run Apartments," and
                        (iv) all plans and specifications, in each case to the extent that Seller may legally transfer the same.

Land:                   All of the land described on Exhibit A attached
----                    hereto, together with all privileges, rights,
                        easements, and appurtenances belonging to such land and all right, title and interest (if any) of Seller in and to any streets, alleys, passages, and other rights-of-way or appurtenances included in, adjacent to or used in connection with such land and all right, title and interest (if any) of Seller in all mineral and development rights appurtenant to such land.

Leases:                 All of Seller's rights in all leases and other
------                  occupancy agreements covering any portion of the Land
                        or Improvements.

Personal Property:      All furniture, carpeting, appliances, equipment,
-----------------       machinery, inventories, supplies, signs and other
                        tangible personal property of every kind and nature, if any, owned by Seller and installed, located at and used in connection with the ownership, occupation and operation of the Real Property. Personal Property specifically excludes: (i) any items of personal property owned by tenants at or on the Real Property, and (ii) any items of personal property owned by third parties and leased to Seller.

Property:               The Real Property, the Personal Property, the Leases,
-----------             the Tenant Deposits, the Intangible Property and the
                        Property Contracts known as Grouse Run Apartments,
                        Phase I and Phase II, located at 4738-4804 Grouse Run
                        Drive, Stockton, California.

Property:               Contracts:  All  of  Seller's  rights,  if  any,  in all
--------                service,   supply  and  equipment  rental,   management,
                        operating and leasing contracts affecting the Property, to the extent that (i) Seller is entitled to transfer the same to Buyer, and (ii) Buyer does not elect to have Seller terminate them in accordance with Section 4.3 below.

Purchase Price:         $5,800,000
--------------

PW:                     PaineWebber Growth Properties LP, a Delaware limited
--                      partnership

Real Property:          The Land and the Improvements.
--------------

Seller:                 Grouse Run Associates I, a California general
------                  partnership and Grouse Run Associates II, a general
                        partnership, collectively.

Tenant Deposits:        Seller's rights to unapplied security deposits under
---------------         the Leases.

Title Company:          Fidelity National Title Insurance Company
-------------

                                    ARTICLE 2

                                PURCHASE AND SALE

      2.1 Seller agrees to sell and convey the Property to Buyer and Buyer hereby agrees to buy the Property from Seller for the Purchase Price and otherwise subject to the covenants, provisions, terms and conditions contained herein.


                                    ARTICLE 3

                      PURCHASE PRICE; DEPOSIT; ADJUSTMENTS

      3.1 Deposit. Contemporaneously with the execution and delivery of this Agreement (and as a condition precedent to the effectiveness of this Agreement), Buyer shall deposit immediately available funds with the Title Company (hereinafter the "Escrow Agent") the sum of One Hundred Fifty Thousand and No/100 Dollars ($150,000.00) (the "Deposit") to secure Buyer's obligations under this Agreement. The Escrow Agent shall hold the Deposit in a segregated interest bearing money market account with an FDIC insured bank reasonably acceptable to Buyer and Seller. The Deposit and all interest accrued on the Deposit (collectively, the "Escrowed Amount") shall be maintained by the Escrow Agent in such account or accounts until the Escrow Agent is required to cause the Escrowed Amount to be disbursed pursuant to the terms and conditions of this Agreement and the Earnest Money Escrow Instructions attached hereto as Exhibit
B. The Escrowed Amount shall be applied to the Purchase Price if the Closing occurs, as provided in Section 3.2 below.

      3.2 Purchase Price. The Purchase Price, subject to adjustment as provided herein, shall be as specified in Article 1 above and shall be paid on the Closing Date (as hereinafter defined) in United States dollars by wire transfer of federal funds, less the Escrowed Amount (the "Cash Balance").

      3.3 Tax Proration. All due and payable real estate taxes, all general and special assessments on the Land and ad valorem taxes, if any, on the Personal Property (based on the most recent ascertainable taxes) attributable to the Property through the Closing Date shall be prorated and adjusted as of the Closing Date. In no event shall Seller be charged with or be responsible for any increase in the taxes on the Property resulting from the sale of the Property contemplated herein or from any improvements made or leases entered into on or after the Closing Date. If the tax statements for the fiscal year during which the Closing Date occurs are not finally determined, then the tax figures for the immediately prior fiscal year shall be used for the purposes of prorating taxes on the Closing Date, provided that there shall be no further adjustment to be made after the Closing Date. Any tax refunds or proceeds (including interest thereon) on account of a favorable determination resulting from a challenge, protest, appeal or similar proceeding relating to taxes and assessments relating to the Property (i) for all tax periods occurring prior to the applicable tax period in which the Closing occurs shall be retained by and paid exclusively to Seller and (ii) for the applicable tax period in which the Closing occurs shall be prorated as of the Closing Date after reimbursement to Seller and Buyer, as applicable, for all fees, costs and expenses (including reasonable attorneys' and consultants' fees) incurred by Seller or Buyer, as applicable, in connection with such proceedings such that Seller shall retain and be paid that portion of such tax refunds or proceeds as is applicable to the portion of the applicable tax period prior to the Closing Date and Buyer shall retain and be paid that portion of such tax refunds or proceeds as is applicable to the portion of the applicable tax period from and after the Closing Date. Neither Seller nor Buyer shall settle any tax protests or proceedings in which taxes for the tax period for which the other party is responsible are being adjudicated without the consent of such party, which consent shall not be unreasonably withheld, conditioned or delayed. After the Closing, Buyer shall be responsible for and control any tax protests or proceedings for any period for which taxes are adjusted between the parties under this Agreement and for any later period. Buyer and Seller shall cooperate in pursuit of any such proceedings and in responding to reasonable requests of the other for information concerning the status of and otherwise relating to such proceedings; provided, however, that neither party shall be obligated to incur any out-of-pocket fees, costs or expenses in responding to the requests of the other.

      3.4 Contract Proration. To the extent Property Contracts are not terminated pursuant to Section 4.3, prepaid or past due amounts under any Property Contracts which are assigned to Buyer at Closing shall be prorated and adjusted as of the Closing Date.

      3.5 Utility Proration. To the extent reasonably feasible, the Seller shall cause all meters for electricity, gas, water, sewer or other public utility usage at the Property to be read as of the day immediately preceding the Closing Date, and the Seller shall pay all charges for such utilities which have accrued on or prior to the Closing Date; provided, however, that if and to the extent such charges are paid directly by tenants, no such reading or payment shall be required. If the utility companies are unable or refuse to read meters for which payment by the Seller is required, all charges for such utilities to the extent unpaid shall be prorated and adjusted as of the Closing Date based on the most recent bills therefor and no further adjustment shall be made. The Seller shall provide notice to the Buyer within five (5) days of the Closing Date setting forth (i) whether utility meters will be read as of the Closing Date and (ii) a copy of the most recent bill for any utility charges which are to be prorated and adjusted as of the Closing Date.

      3.6 Income and Expense Proration. Collected rents for the then current and any future period, security deposits which have not been previously applied by Seller, prepaid rentals, and all expenses and other charges in connection with the operation of the Property shall be apportioned and full value shall be adjusted as of the Closing Date, and the net amount thereof, if in favor of Seller, shall be added to the Purchase Price, or if in favor of Buyer, shall be deducted from the Purchase Price. From and after Closing all security deposits credited to Buyer shall thereafter be deemed transferred to Buyer and Buyer shall assume and be solely responsible for the payments of security deposits to tenants in accordance with the Leases and applicable law. Seller shall be entitled to retain or if transferred to Buyer receive a credit for any utility deposits and any deposits for third parties under any of the Property Contracts. In addition to the foregoing, at Closing the Purchase Price shall be increased by the amount of uncollected or past due rent; provided, however, that no adjustment shall be made for rent which is more than two (2) months past due. Seller shall be entitled to attempt to collect all rents and other charges which are more than two (2) months past due but shall not be entitled to pursue eviction proceedings in connection with such collection efforts.

      3.7 Prorations Generally. A statement of prorations and other adjustments shall be prepared by Seller in conformity with the provisions of this Article 3 and submitted to Buyer for review and approval not less than five (5) business days prior to the Closing Date. For purposes of making prorations, Seller shall be deemed to be in title to the Property and entitled to the income from and responsible for the expenses thereof, on the Closing Date.

      3.8   Closing Costs.

            (a) Seller shall pay: (i) its legal fees and expenses related to the negotiation and preparation of this Agreement and all documents required to close the transaction contemplated hereby, (ii) 50% of the escrow fees of the Escrow Agent, (iii) 50% of the costs associated with title examination and preparation of a title commitment, as well as 50% of the charge and premiums for a CLTA (1990) owner's title insurance policy, and
      (iv) all applicable state, county or other taxes associated with the transfer of the Property.

            (b) Buyer shall pay: (i) 50% of the escrow fees of the Escrow Agent,
      (ii) charges to record the deed, and evidence of Buyer's existence or authority, (iii) Buyer's legal fees and expenses related to the negotiation of this Agreement and all documents required to close the transaction contemplated hereby, (iv) 50% of the costs associated with title examination and preparation of a title commitment as well as 50% of the charges and premiums for a CLTA (1990) owner's title insurance policy,
      (v) all costs allocable to preparation of a new survey or an update to the existing survey, if any.

            (c) All other closing costs shall be paid by Seller or Buyer in accordance with the custom in the jurisdiction where the Property is located.

                                    ARTICLE 4

                              PRECLOSING OPERATION

      4.1 Leases. A rent roll (the "Rent Roll") containing a list of all occupants of the Property pursuant to the Leases as of the date hereof is attached hereto as Exhibit E. During the pendency of this Agreement, Seller may enter into Leases with new tenants or modifications of Leases with existing tenants substantially in accordance with Seller's existing leasing practices, provided that in all events any new or modified Leases shall (i) be at or near market rent, (ii) be for a term of not more than one (1) year (with respect to residential Leases only), and (iii) on the Seller's current standard form of lease. From the date hereof through the Closing, Seller shall not apply security deposits to delinquent rents under the Leases other than in the ordinary course of business.

      4.2 Conduct of Business. At all times prior to Closing, Seller shall continue (a) to conduct business with respect to the Property in the same manner in which said business has been heretofore conducted, (b) to insure the Property substantially as currently insured, and (c) maintain the Property in its current condition, reasonable wear and tear and damage by casualty excepted, including ordinary preparation for occupancy of residential units vacated prior to Closing.

      4.3 Property Contracts. Buyer shall provide written notice to Seller of the Property Contracts that Buyer desires to have terminated by Seller not less than ten (10) days prior to the Closing Date, and Seller will terminate the Property Contracts so identified at or before Closing, provided that such Property Contracts may be terminated without cost or liability to Seller and if there is cost or liability to Seller, Buyer shall be responsible for any such liability. At Closing, Seller shall assign and Buyer shall assume the Property Contracts, except those Property Contracts which Seller has agreed to terminate.


                                    ARTICLE 5

                              INTENTIONALLY OMITTED


                                    ARTICLE 6

                                TITLE AND SURVEY

      6.1 Subsequently Arising Exceptions. In the event that any encumbrance, lien or other title matter to which Buyer objects, other than (i) those matters listed in Section 6.2 below and (ii) any matters created voluntarily or involuntarily created or assumed by Buyer and not voluntarily created or assumed by PW, first arises following the date hereof, Buyer shall have the right to object to any such encumbrance, lien or other title matter by providing written notice thereof to PW at or prior to the Closing or by providing oral or written notice thereof if such encumbrance, lien or other title matter is discovered in connection with the final title rundown at the Closing (any and all such encumbrances, liens and other title matters specified in such notice are hereinafter collectively referred to as "Subsequently Arising Exceptions"). If Buyer fails to give such notice to PW at or prior to the Closing, all encumbrances, liens or other title matters existing with respect to the Property which are in existence as of such date shall thereafter be conclusively deemed satisfactory to Buyer in all respects and Buyer shall be conclusively deemed to have waived all objections thereto. If Buyer gives timely notice to PW of any Subsequently Arising Exception, PW agrees to use reasonable efforts to cure the same (provided, however, that PW shall not be obligated to incur any costs or expenses in excess of ($10,000) (the "Cure Amount") in connection with any such cure undertaken by PW. Seller shall, however, be obligated on or before Closing to pay or discharge any and all liens or encumbrances that constitute a lien on the Property for the purpose of securing a monetary obligation of Seller that PW consented to.

      6.2 Deed. On the Closing Date, Seller shall convey title to the Property by good and sufficient grant deed (the "Deed") to Buyer fee simple title to all of the Real Property free and clear of all liens, encumbrances, conditions, easements, assessments, restrictions and other conditions, except for the following:

            (a)   All Leases;

            (b) All zoning, building and other laws applicable to the Property;

            (c) All matters which arise after the date hereof which are agreed upon or consented to by Buyer;

            (d) The lien, if any, for real estate taxes for the current year not due and payable prior to the Closing Date (subject to proration in accordance with Section 3.3 herein);

            (e) All matters of public record as of the effective date and shown on the title commitment listed on Exhibit G (the "Title Commitment");

            (f) Those exceptions or title deficiencies which (i) Buyer does not object to pursuant to Section 6.1, or (ii) are waived by Buyer because Seller is unwilling or unable to cure (the "Permitted Exceptions");

            (g) Any matters shown on the Survey or any updated survey prepared by or for the benefit of Buyer; and

            (h) All matters, whether or not of record, to the extent caused by Buyer or its agents, representatives or contractors.

      6.3 Lease Assignment. At the Closing, Seller shall assign the Leases to Buyer and Buyer shall assume Seller's obligations thereunder and Seller shall convey the Personal Property to Buyer by quitclaim bill of sale.

                                    ARTICLE 7

                        CONDITIONS PRECEDENT AND CLOSING

      7.1 Buyer's Conditions Precedent. In addition to any other conditions precedent in favor of Buyer as may be set forth elsewhere in this Agreement, Buyer's obligations under this Agreement are expressly subject to the timely fulfillment of the conditions set forth in this Section 7.1 on or before the Closing Date, or such earlier date as is set forth below. Each condition may be waived in whole or in part only by written notice of such waiver from Buyer to Seller.

            (a) Seller performing and complying in all material respects with all of the terms of this Agreement to be performed and complied with by Seller prior to or at the Closing.

            (b) On the Closing Date, all of the representations of Seller set forth in this Agreement shall continue to be true, accurate and complete.

            (c) Buyer shall have received evidence that Apartment Renovation Group has released any claims it may have against Buyer or Seller arising out of that certain Purchase and Sale Agreement by and between PW and The Apartment Renovation Group with respect to the Property.

      Notwithstanding the foregoing, if the conditions set forth in this Section
7.1 or any other condition of Closing (other than an obligation of Buyer under Section 7.2 below) shall not have been fulfilled on or before the Closing Date, Seller and Buyer may mutually agree to extend the Closing Date for a period of up to thirty (30) days to provide additional time for the fulfillment of such conditions. Upon any such extension, the term "Closing Date" as used herein shall mean the date set forth in such written notice from Seller.

      7.2 Seller's Conditions Precedent. In addition to any other conditions precedent in favor of Seller as may be set forth elsewhere in this Agreement, Seller's obligations under this Agreement are expressly subject to the timely fulfillment of the conditions set forth in this Section 7.2 on or before the Closing Date, or such earlier date as is set forth below. Each condition may be waived in whole or part only by written notice of such waiver from Seller to Buyer.
            (a) Buyer performing and complying in all material respects with all of the terms of this Agreement to be performed and complied with by Buyer prior to or at the Closing, including, without limitation, payment by the Buyer of the Purchase Price (as adjusted as otherwise provided herein); and

            (b) On the Closing Date, all of the representations of Buyer set forth in this Agreement shall continue to be true, accurate and complete.

      7.3 Closing Date. Subject to Seller's right to extend the Closing Date as provided in Section 7.1, the consummation of the purchase and sale contemplated in this Agreement (the "Closing") shall occur through an escrow closing arrangement as described in Schedule F attached hereto on November 6, 1998 (the "Closing Date"), at the office of the Escrow Agent or through the escrow closing arrangements set forth in the Form of Escrow Closing Instructions attached hereto as Exhibit F. Buyer may accelerate the Closing Date by providing Seller with three business days prior notice.

      7.4 Closing Deliveries. On the Closing Date, Seller shall deliver or cause to be delivered in each case, in a form reasonably acceptable to Buyer and
Seller:

            (a) A duly executed and acknowledged Deed or Deeds conveying the Land and the Improvements to Buyer;

            (b) A duly executed quitclaim bill of sale and general assignment conveying the Personal Property and the Intangible Property to Buyer;

            (c) A duly executed assignment and assumption of the Leases and Tenant Deposits (the "Assignment of Leases");

            (d) A duly executed assignment and assumption of Property Contracts being assumed (the "Assignment of Contracts");

            (e) A certificate or certificates of non-foreign status from Seller;

            (f) Customary affidavits sufficient for the Escrow Agent to delete any exceptions for mechanic's or materialmen's liens and parties in possession from Buyer's title policy and such other affidavits relating to such title policy as the Escrow Agent may reasonably request;

            (g) An updated rent roll (including a list of all delinquent and prepaid rents) certified by the Seller as true and correct as of the Closing Date;

            (h) Such other instruments as Buyer or the Escrow Agent may reasonably request to effectuate the transactions contemplated by this Agreement;

            (i) A duly executed counterpart original of the closing statement setting forth the Purchase Price, the closing adjustments and the application of the Escrowed Amount as adjusted;

            (j) Evidence or documents as may reasonably be required by the Escrow Agent evidencing the status and capacity of Seller to sell the Property and the authority of the person or persons executing the various documents on behalf of Seller in connection with the sale of the Property;

            (k) Originals, or where unavailable, copies of all Property Contracts, Leases (with all amendments and modifications thereto), operating information, permits, warranties and financial information about the Property in Seller's possession or control relating to the Property;

            (l) All keys to all locks on the Property and similar items, to the extent in Seller's possession; and

            (m)  A   certificate   executed  by  Seller   certifying   that  the
representations and warranties of Seller contained in Section 11.2 herein are true and correct as of the Date of Closing.

      7.5 Buyer's Deliveries. On the Closing Date, Buyer shall deliver or cause to be delivered at its expense each of the following to Seller:

            (a) The Purchase Price for the Property, as such Purchase Price may have been adjusted pursuant to the provisions of this Agreement and credited for any portion of the Escrowed Amount paid to Seller, in the manner provided for in Article 3;

            (b) Evidence in form and substance reasonably satisfactory to Escrow Agent and Seller of Buyer's authority to purchase the Property;

            (c)   The Assignment of Leases;

            (d)   The Assignment of Contracts;

            (e) Such other instruments as Seller or Escrow Agent may reasonably request to effectuate the transactions contemplated by this Agreement;

            (f) A duly executed counterpart original of the closing statement setting forth the Purchase Price, the closing adjustments and the application of such amounts;

            (g) Such evidence or documents as may reasonably be required by the Escrow Agent evidencing the status and capacity of Buyer and the authority of the person or persons who are executing the various documents on behalf of Buyer in connection with the purchase of the Property;

            (h) Acknowledgment by Buyer of Buyer's receipt (or constructive receipt) from Seller of the Tenant Deposits;

            (i) Executed  counterparts of any other documents  listed in Section
      7.4 required to be signed by Buyer; and

            (j)  A   certificate   executed   by  Buyer   certifying   that  the
representations and warranties of Buyer contained in Section 11.1 herein are true and correct as of the Date of Closing.

      7.6 Possession. Possession of the Property shall be delivered to Buyer by Seller at the Closing, subject only to those items listed in Section 6.2 of this Agreement and rights arising under any Property Contracts not terminated by Seller pursuant to Section 4.3. Seller and Buyer covenant and agree to execute, at Closing, a written notice of the acquisition of the Property by Buyer, for duplication and transmittal to all tenants affected by the sale and purchase of the Property (or otherwise in such manner as will comply with applicable law respecting notification of tenants). Such notice shall be prepared by Buyer and approved by Seller, shall notify the tenants of the sale and transfer and shall contain appropriate instructions relating to the payment of future rentals, the giving of future notices, and other matters reasonably required by Buyer or required by law. Unless a different procedure is required by applicable law, in which event such laws shall be controlling, Buyer agrees to transmit or otherwise deliver such letters to the tenants promptly after the Closing.

                                    ARTICLE 8

                            CASUALTY AND CONDEMNATION

      8.1 Casualty. If the Improvements are damaged by fire or any other casualty and are not substantially restored to the condition immediately prior to such casualty before the Closing Date, Buyer shall have the following elections:

            (a) to purchase the Property in its then condition and pay the Purchase Price, in which event Seller shall pay over or assign to Buyer as the case may be, on the Closing Date, amounts recovered or recoverable by Seller on account of any insurance as a result of such casualty up to the amount of the Purchase Price, less any amounts reasonably expended by Seller for partial restoration; or

            (b) if any portion of the Improvements suffers damage in excess of $500,000 from fire or any other casualty which Seller, in its sole option, elects not to repair, to terminate this Agreement by giving notice of termination to Seller on or before that date which is thirty (30) days after the occurrence of the fire or other casualty or on the Closing Date, whichever occurs first, in which event the Escrow Agent shall return the Escrowed Amount to Buyer, this Agreement shall terminate and neither Seller nor Buyer shall have any recourse against the other (except to the extent such recourse arises in connection with a provision of this Agreement which is intended to survive termination).

      8.2 Condemnation. If any substantial portion of or interest in the Property (which, for purposes of this Section 8.2 shall be deemed to include all or any portion of the means of access to the Property, any parking spaces at the Property or any units at the Property) shall be taken or is in the process of being taken by exercise of the power of eminent domain or if any governmental authority notifies Seller prior to the Closing Date of its intent to take or acquire any portion of or interest in the Property (each an "Eminent Domain Taking"), Seller shall give notice promptly to Buyer of such event and Buyer shall have the option to terminate this Agreement by providing notice to Seller to such effect on or before the date which is ten (10) days from Seller's notice to Buyer of such Eminent Domain Taking or on the Closing Date, whichever occurs first, in which event the Escrow Agent shall return the Escrowed Amount to Buyer, this Agreement shall terminate, and neither Seller nor Buyer shall have any recourse against the other (except to the extent such recourse arises in connection with a provision of this Agreement which is intended to survive termination). If Buyer does not timely notify Seller of its election to terminate this Agreement, Buyer shall purchase the Property and pay the Purchase Price, and Seller shall pay over or assign to Buyer on delivery of the Deed awards recovered or recoverable by Seller on account of such Eminent Domain Taking up to the amount of the Purchase Price, less any amounts reasonably expended by Seller in obtaining such award.

                                    ARTICLE 9

                              INTENTIONALLY OMITTED


                                   ARTICLE 10

                        DEFAULT, TERMINATION AND REMEDIES

      10.1 Seller's Default. In the event that Seller defaults in its obligation to close hereunder, Buyer shall have the right to (i) terminate this Agreement and receive the Escrowed Amount, whereupon this Agreement shall terminate without further recourse or, (ii) take any and all legal actions necessary to compel the Seller's specific performance hereunder (it being acknowledged that damages at law would be an inadequate remedy), and to consummate the transaction contemplated by this Agreement in accordance with the provisions of this Agreement (such conveyance shall be deemed as satisfied and waive any other remedy). Buyer hereby waives and relinquishes any other right to sue Seller for any reason whatsoever, and agrees that Seller shall not be liable to Buyer for any actual, punitive, speculative, consequential or other damages for breach by Seller prior to the Closing, except for return of the Escrowed Amount. IN NO EVENT SHALL SELLER, ITS DIRECT OR INDIRECT PARTNERS, SHAREHOLDERS, OWNERS OR AFFILIATES, ANY OFFICER, DIRECTOR, EMPLOYEE OR AGENT OF THE FOREGOING, OR ANY AFFILIATE OR CONTROLLING PERSON THEREOF, HAVE ANY LIABILITY BEYOND ITS INTEREST IN THE PROPERTY FOR ANY CLAIM, CAUSE OF ACTION OR OTHER LIABILITY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE PROPERTY, WHETHER BASED ON COMMON LAW, CONTRACT, STATUTE, EQUITY OR OTHERWISE.

      10.2 Buyer's Default. In the event that Buyer defaults in its obligation to close hereunder, PW shall be entitled to receive the Escrowed Amount as liquidated damages, in lieu of all other remedies available to PW at law or in equity for such default (but subject to the final two (2) sentences of this Section 10.2), and Buyer shall direct the Escrow Agent to release the Escrowed Amount to PW. PW and Buyer agree that the damages resulting to PW as a result of such default by Buyer as of the date of this Agreement are difficult or impossible to ascertain and the liquidated damages set forth in the preceding sentence constitute Buyer's and PW's reasonable estimate of such damages. Notwithstanding the foregoing, in the event of Buyer's default or a termination of this Agreement, PW shall have all remedies available at law or in equity in the event Buyer or any party related to or affiliated with Buyer asserts any claims or rights to the Property that would otherwise delay or prevent Seller from having clear, indefeasible and marketable title to the Property. In addition to the foregoing remedies, in accordance with Section 7.05(d) of the Seller's partnership agreement (the "LP Agreement"), in the event Buyer defaults in its obligations hereunder, PW, acting singly on behalf of Seller, may at any time for a period of 120 days after such default cause Seller to sell the Property to any person at a price and on terms no less favorable to the Seller than those applicable to Buyer hereunder. Seller acknowledges that the Escrowed Amount made hereunder is in lieu of the twenty percent deposit required pursuant to Seller's LP Agreement and that should Buyer default in its obligations hereunder, Seller's sole remedy (except as otherwise set forth in this Section 10.2) shall be to retain the Escrowed Amount and Seller shall have no claim or right to payment of twenty percent deposit set forth in Seller's LP Agreement.

                                   ARTICLE 11

                         REPRESENTATIONS AND WARRANTIES

      11.1 Buyer's Representations and Warranties. Buyer represents and warrants to Seller that:

            (a) Buyer is a California limited partnership, duly organized and in good standing under the laws of the State of California, is qualified to do business in the State of California and has the power and authority to enter into this Agreement and to execute and deliver this Agreement and to perform all duties and obligations imposed upon it hereunder. As of the date of this Agreement, Buyer has obtained all necessary corporate, partnership or other organizational authorizations required in connection with the execution and delivery of this Agreement. Each of the individuals executing this Agreement on Buyer's behalf is authorized to do so. Buyer has the financial ability to pay the Purchase Price by (i) tendering the Cash Balance, and performing the other covenants of Buyer set forth in this Agreement.

            (b) Neither the execution nor the delivery of this Agreement, nor the consummation of the purchase and sale transaction contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement conflict with or will result in the breach of any of the terms, conditions or provisions of any agreement or instrument to which Buyer is a party or by which Buyer or any of Buyer's assets is bound;

            (c) No approval, consent, order or authorization of, or designation, registration or declaration with, any of the United States, the State of California, any department, board, agency, office, commission or other subdivisions thereof, or any official thereof or any third party is required in connection with the valid execution and delivery of, and performance of the covenants of, this Agreement by Buyer.

            (d) There are no actions, suits or proceedings pending or, to the knowledge of Buyer, threatened, against or affecting Buyer which, if determined adversely to Buyer, would adversely affect its ability to perform its obligations hereunder.

      Prior to the Closing Date, Buyer shall notify Seller in writing of any facts, conditions or circumstances which render any of the representations and warranties set forth in this Section 11.1 in any way inaccurate, incomplete, incorrect or misleading.

      11.2 Seller's Representations and Warranties. Seller represents and warrants to Buyer that:

            (a) Seller is a general partnership existing under the laws of the State of California.

            (b) Neither the execution nor the delivery of this Agreement, nor the consummation of the purchase and sale transaction contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement conflict with or will result in the breach of any of the terms, conditions or provisions of any agreement or instrument to which Seller or PaineWebber Growth Properties LP is a party or by which Seller or any of Seller's assets is bound.

            (c) Seller has full right, power and authority and is duly authorized to enter into this Agreement, and by the Closing Date shall have the authority to perform each of the covenants on its part to be performed hereunder and to execute and deliver, and to perform its obligations under all documents required to be executed and delivered by it pursuant to this Agreement and this Agreement constitutes the valid and binding obligation of Seller enforceable in accordance with its terms.

            (d) To Seller's knowledge, Seller's property manager at the Property has delivered or will deliver or has made available or will make available to Buyer (i) complete copies of all Leases and (ii) the Rent Roll.

            (e) Seller has caused the property manager at the Property to deliver or to make available copies of all Property Contracts.

            (f) To Seller's knowledge, Seller has not been served with written notice of any actions, suits, or proceedings against or affecting the Seller or the Property that either (i) are not covered by applicable insurance or (ii) if determined adversely to Seller would materially affect the ownership or operation of the Property or Seller's ability to perform its obligations under this Agreement.

      Prior to the Closing Date, Seller shall notify Buyer in writing of any facts, conditions or circumstances which render any of the representations and warranties set forth in this Section 11.2 in any way inaccurate, incomplete, incorrect or misleading. Notwithstanding the foregoing, all of Seller's representations and warranties shall be deemed to be updated by information disclosed to or obtained by Purchaser in connection with its due diligence investigations.

      11.3 Seller; Seller's Knowledge. Whenever a representation is made to "Seller's knowledge", or a term of similar import, the accuracy of such representation shall be based solely on the actual knowledge of Celia Deluga, without independent investigation or inquiry except for inquiry of the property manager for the Property. Notwithstanding the foregoing, if, prior to the Closing, Buyer obtains actual knowledge that any representation or warranty of Seller is inaccurate and Buyer nonetheless proceeds with the Closing, Seller shall have no liability for any such matter regarding which Buyer had actual knowledge prior to Closing.


      11.4 Property Conveyed "AS IS". (a) NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, IT IS UNDERSTOOD AND AGREED THAT, EXCEPT AS EXPRESSLY SET FORTH HEREIN, SELLER AND THEIR PROPERTY MANAGER HAVE NOT MADE AND ARE NOT NOW MAKING, AND THEY SPECIFICALLY DISCLAIM, ANY OTHER WARRANTIES, REPRESENTATIONS OR GUARANTIES OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, WITH RESPECT TO THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, WARRANTIES, REPRESENTATIONS OR GUARANTIES AS TO (I) MATTERS OF TITLE (OTHER THAN SELLER'S WARRANTY OF TITLE SET FORTH IN THE DEED (HEREINAFTER DEFINED) TO BE DELIVERED AT CLOSING), (II) ENVIRONMENTAL MATTERS RELATING TO THE PROPERTY OR ANY PORTION THEREOF, (III) GEOLOGICAL CONDITIONS, INCLUDING, WITHOUT LIMITATION, SUBSIDENCE, SUBSURFACE CONDITIONS, WATER TABLE, UNDERGROUND WATER RESERVOIRS, LIMITATIONS REGARDING THE WITHDRAWAL OF WATER, AND EARTHQUAKE FAULTS AND THE RESULTING DAMAGE OF PAST AND/OR FUTURE EARTHQUAKES,
(IV) WHETHER, AND THE EXTENT TO WHICH THE PROPERTY OR ANY PORTION THEREOF IS AFFECTED BY ANY STREAM (SURFACE OR UNDERGROUND), BODY OF WATER, FLOOD PRONE AREA, FLOOD PLAIN, FLOODWAY OR SPECIAL FLOOD HAZARD, (V) DRAINAGE, (VI) SOIL CONDITIONS, INCLUDING THE EXISTENCE OF INSTABILITY, PAST SOIL REPAIRS, SOIL ADDITIONS OR CONDITIONS OF SOIL FILL, OR SUSCEPTIBILITY TO LANDSLIDES, OR THE SUFFICIENCY OF ANY UNDERSHORING, (VII) ZONING TO WHICH THE PROPERTY OR ANY PORTION THEREOF MAY BE SUBJECT, (VIII) THE AVAILABILITY OF ANY UTILITIES TO THE PROPERTY OR ANY PORTION THEREOF INCLUDING, WITHOUT LIMITATION, WATER, SEWAGE, GAS AND ELECTRIC, (IX) USAGES OF ADJOINING PROPERTY, (X) ACCESS TO THE PROPERTY OR ANY PORTION THEREOF, (XI) THE VALUE, COMPLIANCE WITH THE PLANS AND SPECIFICATIONS, SIZE, LOCATION, AGE, USE, DESIGN, QUALITY, DESCRIPTION, SUITABILITY, STRUCTURAL INTEGRITY, OPERATION, TITLE TO, OR PHYSICAL OR FINANCIAL CONDITION OF THE PROPERTY OR ANY PORTION THEREOF, OR ANY INCOME, EXPENSES, CHARGES, LIENS, ENCUMBRANCES, RIGHTS OR CLAIMS ON OR AFFECTING OR PERTAINING TO THE PROPERTY OR ANY PART THEREOF, OR ANY CHARGES, LIENS, ENCUMBRANCES, RIGHTS OR CLAIMS ON OR AFFECTING OR PERTAINING TO THE PROPERTY OR ANY PART THEREOF, (XII) THE PRESENCE OF HAZARDOUS SUBSTANCES (HEREINAFTER DEFINED) IN OR ON, UNDER OR IN THE VICINITY OF THE PROPERTY, (XIII) THE CONDITION OR USE OF THE PROPERTY OR COMPLIANCE OF THE PROPERTY WITH ANY OR ALL PAST, PRESENT OR FUTURE FEDERAL, STATE OR LOCAL ORDINANCES, RULES, REGULATIONS OR LAWS, BUILDING, FIRE OR ZONING ORDINANCES, CODES OR OTHER SIMILAR LAWS, (XIV) THE EXISTENCE OR NON-EXISTENCE OF UNDERGROUND STORAGE TANKS, (XV) ANY OTHER MATTER AFFECTING THE STABILITY OR INTEGRITY OF THE REAL PROPERTY, (XVI) THE POTENTIAL FOR FURTHER DEVELOPMENT OF THE PROPERTY, (XVII) THE EXISTENCE OF VESTED LAND USE, ZONING OR BUILDING ENTITLEMENTS AFFECTING THE PROPERTY, (XVIII) THE MERCHANTABILITY OF THE PROPERTY OR FITNESS OF THAT PROPERTY FOR ANY PARTICULAR PURPOSE (BUYER AFFIRMING THAT BUYER HAS NOT RELIED ON SELLER'S OR ITS PROPERTY MANAGER'S SKILL OR JUDGMENT TO SELECT OR FURNISH THE PROPERTY FOR ANY PARTICULAR PURPOSE, AND THAT SELLER MAKES NO WARRANTY THAT THE PROPERTY IS FIT FOR ANY PARTICULAR PURPOSE), OR (XIX) TAX CONSEQUENCES.

            (b) BUYER HAS NOT RELIED UPON AND WILL NOT RELY UPON, EITHER DIRECTLY OR INDIRECTLY, ANY REPRESENTATION OR WARRANTY OF SELLER OR ITS PROPERTY MANAGER OR ANY OF THEIR RESPECTIVE AGENTS, EXPECT AS EXPRESSLY SET FORTH HEREIN, AND ACKNOWLEDGES THAT NO OTHER SUCH REPRESENTATIONS HAVE BEEN MADE. BUYER
REPRESENTS THAT IT IS A KNOWLEDGEABLE, EXPERIENCED AND SOPHISTICATED BUYER OF REAL ESTATE AND THAT IT IS RELYING SOLELY ON ITS OWN EXPERTISE AND THAT OF BUYER'S CONSULTANTS IN PURCHASING THE PROPERTY. BUYER WILL CONDUCT SUCH INSPECTIONS AND INVESTIGATIONS OF THE PROPERTY AS BUYER DEEMS NECESSARY, INCLUDING, BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AND SHALL RELY UPON SAME. UPON CLOSING, BUYER SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING, BUT NOT LIMITED TO, ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY BUYER'S INSPECTIONS AND INVESTIGATIONS. BUYER ACKNOWLEDGES AND AGREES THAT UPON CLOSING, SELLER SHALL SELL AND CONVEY TO BUYER AND BUYER SHALL ACCEPT THE PROPERTY "AS IS, WHERE IS", WITH ALL FAULTS. BUYER FURTHER ACKNOWLEDGES AND AGREES THAT THERE ARE NO ORAL AGREEMENTS, WARRANTIES OR REPRESENTATIONS, COLLATERAL TO OR AFFECTING THE PROPERTY BY SELLER, ANY AGENT OF SELLER OR ANY THIRD PARTY. THE TERMS AND CONDITIONS OF THIS SECTION 11.4(B) SHALL EXPRESSLY SURVIVE THE CLOSING, SHALL NOT MERGE WITH THE PROVISIONS OF ANY CLOSING DOCUMENTS. SELLER IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY ORAL OR WRITTEN STATEMENTS, REPRESENTATIONS, OR INFORMATION PERTAINING TO THE PROPERTY FURNISHED BY ANY REAL ESTATE BROKER, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON, UNLESS THE SAME ARE SPECIFICALLY SET FORTH OR REFERRED TO HEREIN. BUYER ACKNOWLEDGES THAT THE PURCHASE PRICE REFLECTS THE "AS IS" NATURE OF THIS SALE AND ANY FAULTS, LIABILITIES, DEFECTS OR OTHER ADVERSE MATTERS THAT MAY BE ASSOCIATED WITH THE PROPERTY. BUYER HAS FULLY REVIEWED THE DISCLAIMERS AND WAIVERS SET FORTH IN THIS AGREEMENT WITH ITS COUNSEL AND UNDERSTANDS THE SIGNIFICANCE AND EFFECT THEREOF.


                                 --------------
                                Buyer's Initials

                                   ARTICLE 12

                                  MISCELLANEOUS

      12.1 Successors and Assigns. Without the prior written consent of Seller, Buyer shall not, directly or indirectly, assign this Agreement or any of its rights hereunder. Any attempted assignment in violation hereof shall, at the election of Seller in its sole discretion, be of no force or effect and shall constitute a default by Buyer. Notwithstanding the foregoing and so long as it will not affect the timing of the Closing Buyer may elect to have a nominee entity accept title to the Property at Closing, provided that any such nominee must be an affiliated entity controlled by or under common control with Buyer, and Buyer shall give written notice of such nominee to Seller, together with any reasonable evidence of affiliation requested by Seller, a minimum of fifteen
(15) days prior to Closing. No designation of a nominee to receive title shall release Buyer from its obligations under this Agreement.

      12.2 Notices. Except as otherwise specifically provided herein, any notice required or permitted to be delivered under this Agreement shall be in writing and shall be deemed given (i) when delivered or refused if sent by hand during regular business hours, (ii) three (3) days after being sent by United States Postal Service, registered or certified mail, postage prepaid, return receipt requested, (iii) on the next business day when sent by a reputable overnight express mail service that provides tracing and proof of receipt or refusal of items mailed, addressed to Seller or Buyer, as the case may be, at the address or addresses set forth below or such other addresses as the parties may designate in a notice similarly sent, or (iv) on the day of receipt if such day is a business day when sent by facsimile, otherwise on the next business day after receipt, as evidenced by a facsimile confirmation receipt. Any notice given by a party to Escrow Agent shall be simultaneously given to the other party. Any notice given by a party to the other party relating to its entitlement to the Escrowed Amount shall be simultaneously given to the Escrow Agent.

      (1)   If to Seller:

            c/o Paine Webber Properties Incorporated
            265 Franklin Street - 15 Floor
            Boston, MA 02110
            Attn: Ms. Celia Deluga
            Fax: (617) 345-8752

      with a copy to:

            Goodwin, Procter & Hoar  LLP
            Exchange Place
            Boston, MA 02109
            Attn: Andrew C. Sucoff, Esq.
            Fax: (617) 227-8591

      (2) If to Buyer:

            Sares Regis
            18802 Bardeen Avenue
            Irvine, California 92612
            Attn: Geoffrey L. Stack and Bill Thormahlen
            Fax: (949) 756-5955

      with a copy to:

            Pinto & Dubia LLP
            2 Park Plaza, Suite 300
            Irvine, CA 92614-8513
            Attn: Kenneth Ryder, Esq.
            Fax: (949) 833-2067

      and a copy to:

            Morgan, Lewis & Bockius
            300 S. Grand Avenue, 22nd Floor
            Los Angeles, CA 90071-3132
            Attn: William Ellis, Esq.
            Fax: (213) 612-2554

      and a copy to:

            Citibank-GREIO
            153 East 53rd Street
            56th Floor, Zone 7
            New York, NY 10043
            Attn: Tim Donahoe
            Fax:  (212) 793-2091

      (3) If to the Escrow Agent:

            Fidelity National Title Insurance Company

      12.3 Construction. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words of a singular number shall be held to include the plural and vice versa, unless the context requires otherwise.

      12.4 Captions. The captions used in connection with the Articles of this Agreement are for convenience only and shall not be deemed to extend, limit or otherwise define or construe the meaning of the language of this Agreement.

      12.5 No Other Parties. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

      12.6 Amendments. This Agreement may be amended only by a written instrument executed by Seller and Buyer (or Buyer's assignee or transferee).

      12.7 Severability. If any provision of this Agreement or application to any party or circumstance shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstances, other than those as to which it is so determined invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

      12.8 Applicable Law. This Agreement shall be construed under and in accordance with the laws of state in which the Property is located.

      12.9 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be an original but such counterparts together shall constitute one and the same instrument notwithstanding that both Buyer and Seller are not signatory to the same counterpart.

      12.10 Time of the Essence. Time is expressly declared to be of the essence of this Agreement, provided, however that in the event any date hereunder falls on a Saturday, Sunday or legal holiday, the date applicable shall be the next business day.

      12.11 Joint and Several; No Personal Liability. The obligations of Seller hereunder are joint and several. Neither Buyer nor anyone claiming by, through or under Buyer shall be entitled to obtain any judgment extending liability beyond the Property or creating personal liability on the part of the partners of Seller or of the officers, directors, shareholders, advisors or agents of Seller or Seller's partners or any of their successors.

      12.12 No Recordation. Without the prior written consent of Seller, there shall be no recordation of either this Agreement or any memorandum hereof, or any affidavit pertaining hereto, and any such recordation of this Agreement or memorandum hereto by Buyer without the prior written consent of Seller shall constitute a default hereunder by Buyer, whereupon this Agreement shall, at the option of Seller, terminate and be of no further force and effect. Upon such termination, the Escrowed Amount shall be immediately delivered to Seller, whereupon the parties shall have no further duties or obligations to one another except as otherwise specifically provided herein.

      12.13 Waiver. The excuse or waiver of the performance by a party of any obligation of the other party under this Agreement shall only be effective if evidenced by a written statement signed by the party so excusing or waiving. No delay in exercising any right or remedy shall constitute a waiver thereof, and no waiver by Seller or Buyer of the breach of any covenant of this Agreement shall be construed as a waiver of any preceding or succeeding breach of the same or any other covenant or condition of this Agreement.

      12.14 Binding On Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      12.15 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the transactions contemplated herein, and it supersedes all prior discussions, understandings or agreements between the parties. All Exhibits and Schedules attached hereto are a part of this Agreement and are incorporated herein by reference.

      12.16 Construction of Agreement. This Agreement shall not be construed more strictly against one party than against the other merely by virtue of the fact that it may have been prepared primarily by counsel for one of the parties, it being recognized that both Buyer and Seller have contributed substantially and materially to the preparation of this Agreement.

      12.17 Further Instruments. Each party, promptly upon the request of the other, shall execute and have acknowledged and delivered to the other or to Escrow Agent, as may be appropriate, any and all further instruments reasonably requested or appropriate to evidence or give effect to the provisions of this Agreement and which are consistent with the provisions of this Agreement.

      12.18 Buyer Represented by Counsel. Buyer hereby represents and warrants to Seller that (i) Buyer is not in a significantly disparate bargaining position in relation to Seller, (ii) Buyer is represented by legal counsel in connection with the transaction contemplated by this Agreement, and (iii) Buyer is buying the Property for business, commercial, investment or other similar purpose and not for use as Buyer's residence.

      12.19 Preparation of Documents. All of the documents to be executed at the Closing shall be in the form prepared to the reasonable satisfaction of Seller's and Buyer's counsel and delivered to Buyer on or before five (5) days prior to the Closing Date, provided that the failure to timely deliver such documents shall not constitute a default by Seller hereunder.

      12.20 Attorneys' Fees. In the event of any litigation arising out of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees and costs.

                                   ARTICLE 13

                           IRS FORM 1099-S DESIGNATION

      In order to comply with information reporting requirements of Section 6045(e) of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations thereunder, the parties agree (1) to execute an IRS Form 1099-S Designation Agreement in the form attached hereto as Schedule D at or prior to the Closing to designate the Escrow Agent (the "Designee") as the party who shall be responsible for reporting the contemplated sale of the Property to the Internal Revenue Service (the "IRS") on IRS Form 1099-S; (2) to provide the Designee with the information necessary to complete Form 1099-S; (3) that the Designee shall not be liable for the actions taken under this Agreement, or for the consequences of those actions, except as they may be the result of gross negligence or willful misconduct on the part of the Designee; and (4) that the Designee shall be indemnified by the parties for any costs or expenses incurred as a result of the actions taken hereunder, except as they may be the result of gross negligence or willful misconduct on the part of the Designee. The Designee shall provide all parties to this transaction with copies of the IRS Forms 1099-S filed with the IRS and with any other documents used to complete IRS Form 1099-S.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first set forth above.

                              Seller: GROUSE RUN ASSOCIATES I, a California
                               general partnership

                              By:   PaineWebber Growth Properties, L.P., a
                                    Delaware limited partnership, a general
                                     partner

                                    By:   First PW Growth Properties, Inc., a
                                          Delaware corporation, its general
                                          partner

                                          By: /s/ Celia R. Deluga
                                              -------------------
                                          Name: Celia Deluga
                                          Title: Vice President

                              and

                              By:   Regis Investment Partners, Ltd., a
                                    California limited partnership, a general
                                     partner

                                    By:   Regis Homes Advisors Corp., a
                                          California corporation, its general
                                          partner


                                          By:  /s/ Geoffrey L. Stack
                                               ---------------------
                                               Name:  Geoffrey L. Stack
                                               Title:  President

                              GROUSE RUN ASSOCIATES II, a California general partnership

                              By:   PaineWebber Growth Properties, L.P., a
                                    Delaware limited partnership, a general
                                     partner

                                    By:   First PW Growth Properties, Inc., a
                                          Delaware corporation, its general
                                          partner


                                          By: /s/ Celia R. Deluga
                                              -------------------
                                          Name: Celia Deluga
                                          Title: Vice President

                              and

                              By:   Regis Investment Partners, Ltd., a
                                    California limited partnership, a general
                                     partner

                                    By:   Regis Homes Advisors Corp., a
                                          California corporation, its general
                                          partner


                                          By:  /s/ Geoffrey L. Stack
                                               ---------------------
                                          Name:  Geoffrey L. Stack
                                          Title:  President

                              BUYER:

                              GROUSE RUN PARTNERS, L.P., a Delaware limited partnership

                              BY:   Sares Regis Holdings, LLC, a Delaware
                                    limited liability company, its general
                                     partner


                                          By:  /s/ Geoffrey L. Stack
                                               ---------------------
                                          Name:  Geoffrey L. Stack
                                          Title:  President

      RECORDING REQUESTED BY

      WHEN RECORDED MAIL TO
      AND MAIL TAX STATEMENTS TO


NAME                Grouse Run Partners, L.P.
                    c/o Sares Regis

ADDRESS             18802 Bardeen Avenue

CITY                Irvine
STATE & ZIP         California, 92612

--------------------------------------------------------------------------------
APN Numbers: 108-300-06 and 108-300-07

                                  GRANT DEED

IN ACCORDANCE WITH SECTION 11932 OF THE CALIFORNIA REVENUE AND TAXATION CODE, GRANTOR HAS DECLARED THE AMOUNT OF THE TRANSFER TAX WHICH IS DUE BY SEPARATE STATEMENT WHICH IS NOT BEING RECORDED WITH THIS GRANT DEED.


FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged,

      Grouse Run Associates I and Grouse Run Associates II, each a California general partnership hereby GRANT to:

      Grouse Run Partners, L.P., a Delaware limited partnership certain real property located in the City of Stockton, County of San Joaquin, State of California as more particularly described in Exhibit A attached hereto, subject to and having the benefit of matters of record to the extent in effect.

Dated:   October 30, 1998                  Grouse Run Associates I
         -----------------

                                          By:   PaineWebber Growth Properties,
                                                L.P.,  a Delaware limited
                                                partnership, a general partner


                                                By:   First     PW      Growth
                                                      Properties,    Inc.,   a
                                                      Delaware    corporation,
                                                      its general partner

                                                      By: /s/ Celia R. Deluga
                                                          ---------------------
                                                      Name:  Celia Deluga
                                                      Title: Vice President


                                          By:   Regis   Investment   Partners,
                                                Ltd.,  a  California   limited
                                                partnership, a general partner

                                                By:   Regis   Home    Advisors
                                                      Corp.,    a   California
                                                      corporation, its general
                                                      partner

                                                      By: /s/ Geoffrey  L. Stack
                                                          ---------------------
                                                      Name: Geoffrey   L. Stack
                                                      Title:  President

                                                Grouse Run Associates II

                                          By:   PaineWebber Growth Properties,
                                                L.P., a Delaware limited
                                                 partnership, a general partner

                                                By:   First     PW      Growth
                                                      Properties,    Inc.,   a
                                                      Delaware    corporation,
                                                      its general partner

                                                      By: /s/ Celia R. Deluga
                                                          ------------------
                                                      Name: Celia R. Deluga
                                                      Title: Vice President


                                          By:   Regis   Investment   Partners,
                                                Ltd.,  a  California   limited
                                                partnership, a general partner

                                                By:   Regis   Home    Advisors
                                                      Corp.,    a   California
                                                      corporation,         its
                                                      general partner

                                                      By: /s/ Geoffrey L. Stack
                                                          --------------------
                                                      Name: Geoffrey L. Stack
                                                      Title:  President

                      REST OF PAGE INTENTIONALLY LEFT BLANK

                            GROUSE RUN APARTMENTS

         BILL OF SALE AND GENERAL ASSIGNMENT AND ASSUMPTION AGREEMENT


      THIS BILL OF SALE AND GENERAL ASSIGNMENT AND ASSUMPTION AGREEMENT (this Agreement), is made as of the 2nd day of November, 1998 by and from GROUSE RUN ASSOCIATES I and GROUSE RUN ASSOCIATES II, each a California general partnership with an address c/o PaineWebber Properties Incorporated, 265 Franklin Street, 15th Floor, Boston, Massachusetts 02110 (collectively, Assignor), to and for the benefit of GROUSE RUN PARTNERS, L.P., a Delaware limited partnership with an address c/o Sares Regis, 18802 Bardeen Avenue, Irvine, California 92612 ( Assignee).

                                 R E C I T A L S


      Pursuant to the terms of a certain Purchase and Sale Agreement dated as of October 16, 1998 by and among, Assignor, as seller, and Assignee, as buyer, Assignee is, by deed of even date, today acquiring from Assignor all of Assignors interest in, and rights with respect to, the property known as The Grouse Run Apartments, being those certain parcels of land, together with the buildings and other improvements located thereon, located in Stockton, California, as more particularly described in Exhibit A attached hereto (collectively, the Property).

      NOW THEREFORE, in consideration of such transfer, the conveyance of all of Assignors interest in, and rights with respect to, the Property by Assignor to Assignee, and other valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the parties agree as follows:

                                A G R E E M E N T

1. Sale of Assigned Property. Assignor hereby sells, transfers, assigns, delivers, sets-over and conveys to Assignee, its successors and assigns forever, all of Assignors right, title and interest in and to all personal property owned by Assignor and installed, located at or otherwise used in connection with the development, ownership, leasing, financing, improvement, operation or maintenance of the Property, regardless of where such personal property may be located, including, without limitation: (i) all tangible personal property relating to the Property, including, without limitation, the tangible personal property described on Exhibit B attached hereto, if any, and (ii) all intangible personal property or other assets relating to the Property and the conduct of Assignors business thereon, including, without limitation all of Assignors right, title and interest in all (a) warranties relating to the Property in Sellers possession, including, without limitation, the warranties listed on Exhibit C attached hereto, if any, (b) all consents, authorizations, variances, waivers, licenses, permits, certificates and approvals from any governmental authority with respect to the Property, (collectively, the Permits), (c) all logos and trade names currently used in the operation of the Property (including, without limitation, the right to the name Grouse Run Apartments,) and (d) all plans and specifications relating to the Property in Sellers possession, in each case to the extent that the Assignor may legally transfer the same (collectively, the Assigned Property).

2. Power and Authority. Assignor represents and warrants to Assignee that it is fully empowered and authorized to execute and deliver this Agreement, and the individuals signing this Agreement on behalf of Assignor each represents and warrants to Assignee that he or she is fully empowered and authorized to do so.

3. As Is. ASSIGNOR MAKES NO WARRANTY OF MERCHANTABILITY OR FITNESS FOR PURPOSE IN RESPECT OF THE ASSIGNED PROPERTY, AND THE SAME IS SOLD IN AN AS IS, WHERE IS CONDITION, WITH ALL FAULTS. BY ACCEPTANCE OF DELIVERY ASSIGNEE AFFIRMS THAT ASSIGNEE HAS INSPECTED THE ASSIGNED PROPERTY AND IS SATISFIED WITH ITS CONDITION, AND THAT IT HAS NOT RELIED ON ASSIGNORS SKILL OR JUDGMENT TO SELECT OR FURNISH THE ASSIGNED PROPERTY FOR ANY PARTICULAR PURPOSE, AND THAT ASSIGNOR MAKES NO WARRANTY THAT THE ASSIGNED PROPERTY IS FIT FOR ANY PARTICULAR PURPOSE AND THAT THERE ARE NO REPRESENTATIONS AND WARRANTIES, EXPRESSED, IMPLIED, OR STATUTORY WITH RESPECT THERETO.

4. Assumption. By execution of this Agreement, Assignee hereby accepts the assignment of the Assigned Property and, subject to the terms of this Agreement, assumes and agrees to perform all of Assignors obligations as owner of the Property under the Assigned Property, if any, first arising after the date hereof.

5. Counterparts. This Agreement may be executed in any number of counterparts and it shall be sufficient that the signature of each party appear on one or more such counterparts. All counterparts shall collectively constitute a single agreement.

6. Governing Law. This Agreement shall be governed by the laws of the State of California and shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

      IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Agreement the day and year first above written.


ASSIGNOR:                           GROUSE RUN ASSOCIATES I, a California
                                    general partnership

                                    By:   PaineWebber Growth Properties L.P.,
                                          a Delaware limited partnership, a
                                          general partner

                                          By:   First PW Growth Properties,
                                                Inc., a Delaware corporation,
                                                its managing general partner


                                                By:  /s/ Celia R. Deluga
                                                     -------------------
                                                Name:  Celia Deluga
                                                Title: Vice President


                                      By: Regis Investment Partners, LTD., a
                                          California corporation, a general
                                          partner

                                          By:   Regis Home Advisors Corp., a
                                                California corporation, its
                                                general partner

                                          By:  /s/ Geoffrey L. Stack
                                               ---------------------
                                               Name:  Geoffrey L. Stack
                                               Title:  President

          GROUSE RUN ASSOCIATES II, a California general partnership

                              By:   PaineWebber Growth Properties L.P., a
                                    Delaware limited partnership, a general
                                     partner

                                    By:   First PW Growth Properties, Inc., a
                                          Delaware corporation, its managing
                                          general partner


                                          By:  /s/ Celia Deluga
                                               ----------------
                                          Name:   Celia Deluga
                                          Title:  Vice President


                                      By: Regis Investment Partners, LTD., a
                                          California corporation, a general
                                          partner

                                          By:   Regis Home Advisors Corp., a
                                                California corporation, its
                                                general partner


                                          By:  /s/ Geoffrey L. Stack
                                               ---------------------
                                          Name:  Geoffrey L. Stack
                                          Title:  President

ASSIGNEE:                           GROUSE RUN PARTNERS, L.P., a Delaware
                                     limited partnership

                                    By:   Sares Regis Holdings, LC, a
                                          Delaware limited liability company,
                                          its general partner


                                          By:  /s/ Geoffrey L. Stack
                                               ---------------------
                                          Name:  Geoffrey L. Stack
                                          Title:  President

                              GROUSE RUN APARTMENTS

                            ASSIGNMENT AND ASSUMPTION
                         OF LEASES AND SECURITY DEPOSITS


      THIS ASSIGNMENT AND ASSUMPTION OF LEASES AND SECURITY DEPOSITS (this Agreement) is entered into as of the 2nd of November 1998, between GROUSE RUN PARTNERS I and GROUSE RUN PARTNERS II, each a California general partnership with an address c/o PaineWebber Properties Incorporated, 265 Franklin Street, 15th Floor, Boston, Massachusetts 02110 (collectively, Assignor), to and for the benefit of GROUSE RUN PARTNERS, L.P., a Delaware limited partnership, with an address c/o Sares Regis, 18802 Bardeen Avenue, Irvine, California 92612 (Assignee).


      1. Property. The Property means the real property located in Stockton, California commonly known as The Grouse Run Apartments, as more particularly described on Exhibit A attached hereto and incorporated herein by reference, together with the buildings, structures and other improvements located thereon.

      2. Leases. The Leases means those leases, tenancies, rental agreements and occupancy agreements affecting the Property which are described on the Rent Roll attached to this Agreement as Exhibit B.

      3. Security Deposits. Security Deposits means those security deposits held by or for Assignor on account of tenants under the Leases as such deposits and with respect to which Assignee shall receive a credit at the closing of the transaction with respect to which this Agreement has been executed and delivered. The Security Deposits are set forth on the Rent Roll attached to this Agreement as Exhibit B.

      4. Assignment. For good and valuable consideration received by Assignor, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby grants, transfers and assigns to Assignee the entire right, title and interest of Assignor in and to the Leases and the Security Deposits.

      5. Assumption. Assignee hereby assumes the covenants, agreements and obligations of Assignor as landlord or lessor under the Leases and Assignee further assumes all liability of Assignor for the proper refund or return of the Security Deposits if, when and as required by the Leases.

      6. Power and Authority. Assignor represents and warrants to Assignee that it is fully empowered and authorized to execute and deliver this Assignment, and the individual signing this Assignment on behalf of Assignor represents and warrants to Assignee that he or she is fully empowered and authorized to do so.

      7. Attorneys Fees. If either Assignee or Assignor, or their respective successors or assigns, file suit to enforce the obligations of the other party under this Agreement, the prevailing party shall be entitled to recover the reasonable fees and expenses of its attorneys.

      8. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

      9. Counterparts. This Agreement may be executed in multiple counterparts, any or all of which may contain the signatures of fewer than all of the parties, but all of which shall constitute a single instrument.

      10. Governing Law. This Agreement shall be governed by the laws of the State of California and shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.


                         DOCUMENT CONTINUES ON NEXT PAGE

      IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment the day and year first above written.



ASSIGNOR:                     GROUSE RUN ASSOCIATES I, a California general
                              partnership

                              By:   PaineWebber Growth Properties L.P., a
                                    Delaware limited partnership, a general
                                     partner

                                    By:   First PW Growth Properties, Inc., a
                                          Delaware corporation, its managing
                                          general partner

                                          By: /s/ Celia R. Deluga
                                              -------------------
                                          Name: Celia Deluga
                                          Title: Vice President


                              By:   Regis Investment Partners, LTD., a
                                    California limited partnership, a general
                                     partner

                                    By:   Regis Home Advisors Corp., a
                                          California corporation, its general
                                          partner


                                          By: /s/ Geoffrey L. Stack
                                              ---------------------
                                          Name:   Geoffrey L. Stack
                                          Title:  President





                       SIGNATURES CONTINUE ON NEXT PAGE

                              GROUSE RUN ASSOCIATES II, a California general partnership

                              By:   PaineWebber Growth Properties L.P., a
                                    Delaware limited partnership, a general
                                     partner

                                    By:   First PW Growth Properties, Inc., a
                                          Delaware corporation, its managing
                                          general
                                          partner



                                          By: /s/ Celia R. Deluga
                                              --------------------
                                          Name:   Celia Deluga
                                          Title:   Vice President


                              By:   Regis Investment Partners, LTD., a
                                    California limited partnership, a general
                                     partner

                                    By:   Regis Home Advisors Corp., a
                                          California corporation, its general
                                          partner


                                          By:   /s/ Geoffrey L. Stack
                                                ---------------------
                                                Name:   Geoffrey L. Stack
                                                Title:  President



ASSIGNEE:                     GROUSE RUN PARTNERS, L.P., a Delaware limited
                              partnership

                              By:   Sares Regis Holdings, LC, a Delaware
                                    limited liability company, its general
                                     partner


                                          By: /s/ Geoffrey L. Stack
                                              ---------------------
                                          Name:   Geoffrey L. Stack
                                          Title:  President

                        SELLER FINAL CLOSING STATEMENT


SELLER(s):  Grouse Run Associates I and II
BUYER(s):   Grouse Run Partners, L.P.
PROPERTY:   4738-4804 Grouse Run Drive, Stockton, CA



                                              $ Debits           $ Credits
                                              --------           ---------

Financial:
Total Consideration                                             $5,800,000.00

Prorations/Adjustments:
Delinquent Bal.(Current Residents Only)                                $50.00

Prepaid Balance                                 $7,089.00
Rent Prorations (10/31/98)                      $2,518.00
Security Deposits                              $43,674.00
Property Taxes                                 $21,202.00
TITLE CHARGES:
CLTA Standard Policy - (1990) form
 for $5,800,000.00                              $2,573.00

State Documentary Transfer Tax                  $6,380.00

City Transfer Tax                              $17,400.00

Recording two delayed recons                       $28.00


ESCROW CHARGES:
Escrow Fee                                      $1,952.00

Express Mail                                       $50.00

Wire Fee                                          $150.00

PAYOFFS - Reilly Mortgage Group, Inc.
Total Payoff $1,343,352.87


Principal Balance                           $1,329,458.46

Interest to 11/01/98                            $8,309.12
Forwarding/Demand Fee                             $150.00
Prepayment Penalty                              $5,435.29

PAYOFFS - Reilly Mortgage Group, Inc.
Total Payoff $1,696,693.34

Principal Balance                           $1,677,449.00
Interest to 11/01/98                           $10,484.06
Forwarding Demand Fee                             $150.00
Prepayment Penalty                              $8,610.28

NET PROCEEDS DUE SELLER:                    $2,656,987.79
Distribution to Growth Fund I (PW)          $2,533,991.79

Check distribution to CR Richard Ellis for
  Commission and Expenses                     $122,996.00



TOTALS                                                          $5,800,050.00
                                            $5,800,050.00

           SAVE THIS STATEMENT FOR INCOME TAX PURPOSES

                                    GROUSE RUN ASSOCIATES I, a California
                                    general partnership

                                    By:   PaineWebber Growth Properties LP, a
                                          Delaware limited partnership, a
                                          general partner

                                          By: First PW Growth Properties,
                                              Inc., a Delaware corporation, its
                                              general partner

                                          By: /s/ Celia Deluga
                                              ----------------
                                              Celia Deluga, Vice President


                                          By: Regis Investment Partners, Ltd., a
                                              California limited partnership, a
                                              general partner

                                          By:  Regis Home Advisors Corp., a
                                               California corporation, its
                                               general partner

                                          By:  /s/ William J. Thormahlen
                                               -------------------------
                                               William J. Thormahlen, Vice
                                               President or other authorized
                                               signatory


                                    GROUSE RUN ASSOCIATES II , a California
                                    general partnership

                                          By: PaineWebber Growth Properties
                                              L.P., a Delaware limited
                                              partnership, a general partner

                                          By: First PW Growth Properties,
                                              Inc., a Delaware corporation, its
                                              general partner

                                          By: /s/ Celia Deluga
                                              ----------------
                                              Celia Deluga, Vice President


                                          By: Regis Investment Partners, Ltd., a
                                              California limited partnership, a
                                              general partner

                                          By: Regis Home Advisors Corp., a
                                              California corporation, its
                                              general partner

                                          By: /s/ William J. Thormahlen
                                              -------------------------
                                              William J. Thormahlen, Vice
                                              President or other authorized
                                              signatory